                      UBS MORTGAGE LOAN PURCHASE AGREEMENT

            Mortgage Loan Purchase Agreement, dated as of February 15, 2007 (the
"Agreement"), between UBS Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset
Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates") to be identified as the LB-UBS Commercial Mortgage Trust
2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1. One or
more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a
Pooling and Servicing Agreement, to be dated as of February 12, 2007 (the
"Pooling and Servicing Agreement"), between the Purchaser, as depositor, KeyCorp
Real Estate Capital Markets, Inc., as master servicer (the "Master Servicer"),
Midland Loan Services, Inc., as special servicer (the "Special Servicer") and
LaSalle Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the
Pooling and Servicing Agreement, as in effect on the Closing Date.

            The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman"), UBS Global Asset Management (US) Inc. ("UBS-AM") and Wachovia
Capital Markets, LLC ("Wachovia" and, together with Lehman and UBS-AM in such capacity, the "Underwriters"), whereby the Purchaser will sell to the
Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase
Agreement"), dated as of the date hereof, with Lehman and UBS-AM (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the
Placement Agents all of the remaining Certificates (other than the Residual
Interest Certificates).

            In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.    Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by

the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $1,100,746,488 (the "Initial UBS Pool Balance")
as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on
February 27, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial UBS Pool Balance, plus interest accrued on each Mortgage Loan at the related Mortgage Rate (net of the related
Administrative Cost Rate), for the period from and including February 11, 2007 up to but not including the Closing Date, which cash amount shall be paid to the
Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the
Closing Date; and (B) a 33.68400% Percentage Interest in each of the Class R-I,
Class R-II and Class R-III Certificates (all such Residual Interest
Certificates, the "Seller's Residual Interest Certificates").

            SECTION 2.    Conveyance of Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 8 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

            (c)   On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a
Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement, with copies of each Mortgage File to be delivered by the Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master
Servicer (or, at the direction of the Master Servicer, to the appropriate
Sub-Servicer) or, in the case of an Outside Serviced Trust Mortgage Loan, the applicable Outside Servicer, all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage
Loans. In addition, the Seller shall, in the case of each Mortgage Loan that is an Outside Serviced Trust Mortgage Loan, deliver to and deposit with the Master
Servicer, within 45 days of the Closing Date, a copy of the mortgage file that was delivered to the related Outside Trustee under the related Non Trust
Mortgage Loan Securitization Agreement or to a custodian under a custodial agreement that relates solely to such Outside Serviced Trust Mortgage Loan, as applicable.

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            (d)   The Seller shall, through an Independent third party (the
"Recording Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording information is available to the Recording Agent), cause (i) each assignment of Mortgage and each assignment of Assignment of Leases, in favor of, and delivered as part of the related Mortgage File to the Trustee, to be submitted for recordation in the appropriate public office for real property records, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public recording office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, a certified copy of the recorded original shall be forwarded to the Trustee. If any such document or instrument is lost or returned unrecorded because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding paragraph, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's request and the fees of the Recording Agent.

            Pursuant to the Pooling and Servicing Agreement and a letter agreement dated February 27, 2007 (the "Filing Letter Agreement") between
Anthracite Capital Inc. (the "Payee"), the Depositor, the UBS Mortgage Loan
Seller and the Trustee, the Trustee, through a third party (the "Filing Agent")
retained by it, as and in the manner provided in the Pooling and Servicing
Agreement and at the expense of the Payee (and in any event within 45 days following the later of the Closing Date and the date on which all necessary filing information is available to the Filing Agent), is required to cause (i)
each assignment of Uniform Commercial Code financing statements prepared by the
Seller, in favor of, and delivered as part of the related Mortgage File to the
Trustee, to be submitted for filing in the appropriate public office, and (ii)
such assignments to be delivered to the Trustee following their return by the applicable public filing office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the
Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master
Servicer). The Seller hereby agrees to reasonably cooperate with the Trustee and the Filing Agent with respect to the filing of the assignments of Uniform
Commercial Code financing statements as described in this paragraph and to forward to the Trustee filing confirmation, if any, received in connection with such Uniform Commercial Code financing statements filed in accordance with this paragraph. Notwithstanding the foregoing, to the extent the Trustee provides the
Payee, pursuant to the Filing Letter Agreement, with an invoice for the expenses
(i) reasonably to be incurred in connection with the filings referred to in this paragraph and (ii) required to be paid by

                                       -3-

the Payee pursuant to the Filing Letter Agreement, and such expenses are not paid by the Payee in advance of such filings, the Trustee, pursuant to the
Pooling and Servicing Agreement and the Filing Letter Agreement and at the
expense of the Seller, shall only be required to cause the filing agent to file the assignments of such Uniform Commercial Code financing statements with respect to Mortgage Loans secured by hotel or hospitality properties.

            (e)   With respect to any Mortgage Loan (other than an Outside
Serviced Trust Mortgage Loan), the following documents (other than any document that constitutes part of the Mortgage File for such Mortgage Loan): copies of any final appraisal, final survey, final engineering report, final environmental report, opinion letters of counsel to the related mortgagor delivered in connection with the closing of such Mortgage Loan, escrow agreements, reserve agreements, organization documentation for the related mortgagor, organizational documentation for any related guarantor or indemnitor, if the related guarantor or indemnitor is an entity, insurance certificates or insurance review reports, leases for tenants representing 10% or more of the annual income with respect to the related Mortgaged Property, final seismic report and property management agreements, rent roll, property operating statement and financial statements for the related guarantor or indemnitor, cash management or lockbox agreement, zoning letters or zoning reports and the documents, if any, specifically set forth on Exhibit C hereto (collectively, the "Mortgage Origination Documents"), but in each case, only if the subject document (a) was in fact obtained in connection with the origination of such Mortgage Loan, (b) is reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loan by the Master Servicer or Special Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) is in the possession or under the control of the Seller shall, within 45 days of the Closing Date, be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

            (f)   After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

            (g)   In connection with the obligations of the Master Servicer
under Sections 3.01(e) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan (other than an Outside Serviced Trust Mortgage
Loan) that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and Servicing Agreement) and
each Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) that has a related letter of credit, the Seller shall deliver to and deposit with the
Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a Mortgage Loan (other than an Outside Serviced Trust
Mortgage Loan) with a related letter of credit, the Master

                                       -4-

Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing
Agreement, the Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

            (h)   Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) hereof and provide each Seller and the Controlling Class Representative and the Special Servicer
with a certificate (the "Master Servicer Certification") within 90 days of the
Closing Date acknowledging its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer Certification of such documents actually received (provided that such review shall be limited to identifying the document received, the Serviced Trust Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate)). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the date occurring 18 months following the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

            (i)   In addition, on the Closing Date, the Seller shall deliver to the Master Servicer for deposit in the Pool Custodial Account, the Initial
Deposits relating to the Mortgage Loans.

            SECTION 3.    Representations, Warranties and Covenants of Seller.

            (a)   The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i)     The Seller is duly organized or formed, as the case
      may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                  (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii)   The execution and delivery of this Agreement by the
      Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's organizational documents, (B)
      violate any law or regulation or

                                       -5-

      any administrative decree or order to which the Seller is subject or (C)
      constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

                  (iv)    The Seller is not in default with respect to any order
      or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

                  (v)     The Seller is not a party to or bound by any agreement
      or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable) restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

                  (vi)    Except for the recordation and/or filing of
      assignments and other transfer documents with respect to the Mortgage
      Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

                  (vii)   No litigation is pending or, to the best of the
      Seller's knowledge, threatened against the Seller that would, in the
      Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the
      Seller of its obligations under this Agreement.

                  (viii)  No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

                  (i)     Under generally accepted accounting principles
      ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the
      Purchaser will constitute at least reasonably equivalent value and

                                       -6-

      fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the
      Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

                  (ii)    The Seller will acquire the Seller's Residual Interest
      Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

                  (iii)   The Seller understands that (A) the Seller's Residual
      Interest Certificates have not been and will not be registered under the
      Securities Act or registered or qualified under any applicable state securities laws, (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest
      Certificates and (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the
      Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate
      Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

                  (iv)    The Seller understands that it may not sell or
      otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has or, as of the
      Closing Date, will have carefully reviewed, and that the Seller's Residual
      Interest Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

                  (v)     Neither the Seller nor anyone acting on its behalf has
      (A) offered, transferred, pledged, sold or otherwise disposed of any
      Seller's Residual Interest Certificate, any interest in a Seller's
      Residual Interest Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any
      interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that

                                       -7-

      (in the case of any of the acts described in clauses (A) through (E)
      above) would constitute a distribution of the Seller's Residual Interest
      Certificates under the Securities Act, would render the disposition of the
      Seller's Residual Interest Certificates a violation of Section 5 of the
      Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

                  (vi)    The Seller has been furnished with all information
      regarding (A) the Purchaser, (B) the Seller's Residual Interest
      Certificates and distributions thereon, (C) the nature, performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement and
      the Trust Fund, and (E) all related matters, that it has requested.

                  (vii)   The Seller is either (a) a "qualified institutional
      buyer" within the meaning of Rule 144A under the Securities Act or (b) an
      "accredited investor" as defined in any of paragraphs (1), (2), (3) and
      (7) of Rule 501(a) under the Securities Act or an entity in which all its equity owners are "accredited investors" as defined in such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the
      Seller's Residual Interest Certificates. The Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

                  (viii)  The Seller is not a Plan and is not directly or
      indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

                  (ix)    The Seller is a United States Tax Person and is not a
      Disqualified Organization.

            (b)   The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

            (c)   The Seller intends to transfer the Seller's Residual Interest
Certificates to Merrill Lynch, Pierce, Fenner & Smith Incorporated on or about the Closing Date; and, in connection therewith, the Seller will comply with all of the requirements of Section 5.02 of the Pooling and Servicing Agreement, as
in effect on the Closing Date, and applicable law. The Seller hereby directs the
Purchaser to cause the Seller's Residual Interest Certificates to be registered in the name of Merrill Lynch, Pierce, Fenner & Smith Incorporated upon initial issuance.

            SECTION 4.    Representations and Warranties of the Purchaser.

            In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

                                       -8-

                  (i)     The Purchaser is a corporation duly organized, validly
      existing and in good standing under the laws of the State of Delaware. The
      Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
      Loans to the Trustee.

                  (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii)   The execution and delivery of this Agreement by the
      Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

                  (iv)    Except as may be required under federal or state
      securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                  (v)     Under GAAP and for federal income tax purposes, the
      Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the
      Purchaser in exchange for the consideration specified in Section 1 hereof.

            SECTION 5.    Notice of Breach; Cure; Repurchase.

            (a)   If the Seller receives written notice or obtains actual
knowledge with respect to any Mortgage Loan (i) that any document constituting a part of clauses (a)(i) through (a)(xiii) (or, in the case of an Outside Serviced
Trust Mortgage Loan, clause(b)(i)) of the definition of Mortgage File or a document, if any, specifically set forth on Exhibit D hereto, has not been executed (if applicable) or is missing (a "Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section
3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach, as of the date specified in Section 5(b)(i)
hereof, materially and adversely affects the value of the Mortgage Loan, then such Document Defect shall constitute a "Material Document Defect" or such
Breach shall constitute a "Material Breach", as the case may be. In the event the Seller obtains actual knowledge of a Material Document Defect or Material
Breach, then the Seller

                                       -9-

shall deliver written notification to the Trustee with respect thereto. Then, following receipt by the Seller of a Seller/Depositor Notification with respect to such Material Document Defect or Material Breach, as the case may be, the
Seller shall (subject to Sections 5(f), (g) and (h) hereof), (A) not later than
(1) 90 days after the Seller and the Purchaser have agreed upon the existence of such Material Document Defect or Material Breach or (2) 60 days after an arbitration panel makes a binding determination, in accordance with the provisions of Section 5(i) hereof, that a Material Document Defect or Material
Breach exists or (B) in the case of a Material Document Defect or Material
Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC
Provisions (a "Qualified Mortgage"), not later than 90 days following the discovery by any party of such Material Document Defect or Material Breach (each such 90-day period referred to in clause (A)(1) above, or such 60-day period referred to in clause (A)(2) above, or such 90-day period referred to in clause
(B) above, as applicable, is referred to as the "Initial Resolution Period"):
(i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects (which cure shall include payment of any out-of-pocket expenses that are reasonably incurred and directly attributable to pursuing such a claim based on such Material Document Defect or Material Breach associated therewith), or (ii) if such Material Document Defect or Material Breach, as the case may be, cannot be cured within the Initial Resolution Period, repurchase the affected Mortgage Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (a) such Material Breach or
Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (b) any such Material Breach or
Material Document Defect, as the case may be, does not affect whether the
Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified
Mortgage, (c) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (d) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document
Defect, as the case may be, is not capable of being cured within the applicable
Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the
Initial Resolution Period (in the event the Seller and the Purchaser have agreed upon the existence of such Material Document Defect or Material Breach as described under Section 5(a)(ii)(A)(1)), or 45 days beyond the end of the
Initial Resolution Period (in the event an arbitration panel has made a binding determination, as described under Section 5(a)(ii)(A)(2) hereof, that a Material
Document Defect or Material Breach exists), then the Seller shall have such additional 90-day period or 45-day period, as the case may be (each such period, the "Resolution Extension Period"), to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property); and
provided, further, that, if any such Material Document Defect is still not cured after the Initial Resolution Period and any such applicable Resolution Extension
Period solely due to the failure of the Seller to have received a recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Material Document Defect so long as the Seller certifies to the Purchaser every six months thereafter that the
Material Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently

                                      -10-

pursuing the cure of such defect (specifying the actions being taken). The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.02(b) of the Pooling and
Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or Material Breach or knowledge or awareness by the
Seller of any Material Document Defect or Material Breach.

            If, during the period of deferral by the Seller of its cure and repurchase obligations as contemplated by the last proviso of the penultimate sentence of the preceding paragraph, the Mortgage Loan that is the subject of the Material Document Defect either becomes a Specially Serviced Mortgage Loan or becomes the subject of a proposed or actual assumption of the obligations of the related Mortgagor under such Mortgage Loan, then, following receipt by the
Seller of a Seller/Depositor Notification providing notice of such event, the
Seller shall cure the subject Material Document Defect within the time period specified in such Seller/Depositor Notification. If, upon the expiration of such period, the Seller has failed to cure the subject Material Document Defect, the
Master Servicer or the Special Servicer, as applicable, shall be entitled (but not obligated) to perform the obligations of the Seller with respect to curing the subject Material Document Defect and, in the event of such an election, the
Seller shall pay all reasonable actual out-of-pocket costs and expenses in connection with the applicable servicer's effecting such cure.

            (b)   (i)     Provided that any Seller/Depositor Notification with
respect to a Material Document Defect or Material Breach is received by the
Seller in accordance with the provisions of the Pooling and Servicing Agreement, within 24 months of the Closing Date, the material and adverse effect of the related Document Defect or Breach shall be determined as of the date hereof.
After the expiration of 24 months following the Closing Date, the material and adverse effect of any Document Defect or Breach that was not the subject of another Seller/Depositor Notification received by the Seller (in accordance with the provisions of the Pooling and Servicing Agreement) within 24 months of the
Closing Date, shall be determined as of the date of such Seller/Depositor
Notification.

                  (ii)    In the event the Seller is obligated to repurchase any
      Mortgage Loan pursuant to this Section 5, such obligation shall extend to any successor REO Mortgage Loan with respect thereto as to which (A) the subject Material Breach existed as to the subject predecessor Mortgage
      Loan prior to the date the related Mortgaged Property became an REO
      Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related
      Mortgaged Property became an REO Property, a Seller/Depositor Notification from the Trustee regarding the occurrence of the applicable Material
      Breach and directing the Seller to repurchase the subject Mortgage Loan.

            (c)   If one or more (but not all) of the Mortgage Loans
constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a) hereof, then, prior to the subject repurchase, the
Seller or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-

                                      -11-

Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing
Agreement, then no such termination shall be effected unless and until (i) the
Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating
Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates and (ii) the Controlling Class
Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Controlling
Class Representative's receipt of a written request for such consent); and
provided, further, that the Seller may, at its option, purchase the entire
Cross-Collateralized Group in lieu of terminating the cross-collateralization.
All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the
Mortgage Loan(s) to be repurchased. If the cross-collateralization of any
Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            (d)   It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage
Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

            (e)   Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

            (f)   Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph (xlviii) of Exhibit B to this
Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the
Seller in writing to wire transfer to the Custodial

                                      -12-

Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the
Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii)
have not been paid by the Mortgagor, (iv) are the basis of such Breach and (v)
constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material
Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute
"Liquidation Proceeds" for all purposes of the Pooling and Servicing Agreement
(other than Section 3.11(c) of the Pooling and Servicing Agreement).

            (g)   Subject to Section 5(f) hereof and the last three sentences of this paragraph, if the Seller determines that a Material Breach (other than a
Material Breach of a representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement)
or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section 5(a) hereof, then in lieu of repurchasing such Mortgage Loan the Seller may, at its sole option, pay a cash amount equal to the loss of value (each such payment, a "Loss of Value Payment") with respect to such Mortgage Loan, which loss of value is directly attributed to such
Material Breach or Material Document Defect, as the case may be. The amount of each such Loss of Value Payment shall be determined either (i) by mutual agreement of the Special Servicer on behalf of the Trust with respect to the subject Material Breach or Material Document Defect, as the case may be, and the
Seller, or (ii) by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section 5(i) hereof; provided that, in the event there is an arbitration proceeding for determining the existence of a Material
Breach or a Material Document Defect with respect to any Mortgage Loan, such arbitration proceeding must also include a determination of the amount of the loss of value to such Mortgage Loan directly attributed to such Material Breach or such Material Document Defect, as the case may be. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or Material Document Defect and the Seller
shall not be obligated to otherwise cure such Material Breach or Material
Document Defect or repurchase the affected Mortgage Loan based on such Material
Breach or Material Document Defect under any circumstances. Notwithstanding the foregoing provisions of this Section 5(g), if 95% or more of the loss of value to a Mortgage Loan was caused by a Material Breach or Material Document Defect, which Material Breach or Material Document Defect is not capable of being cured, this Section 5(g) shall not apply and the Seller shall be obligated to repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a) hereof. Furthermore, the Seller shall not have the option of delivering Loss of Value Payments in connection with any Material
Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value Payment made by the Seller in accordance with this Section 5(g), the amount of such Loss of Value Payment shall be deposited into the Loss of Value Reserve Fund to be applied in accordance with Section
3.05(e) of the Pooling and Servicing Agreement.

                                      -13-

            In the event the amount of any Loss of Value Payment is determined by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section 5(i) hereof, then such Loss of Value Payment shall also include the payment of any costs and expenses (including costs incurred in establishing the amount of any related loss of value to the subject Mortgage
Loan, including reasonable legal fees) that are reasonably incurred in good faith by the Master Servicer, the Special Servicer and/or the Trustee (on behalf of the Trust) in enforcing the rights of the Trust against the Seller with respect to the subject Material Breach or Material Document Defect, as the case may be; provided that, in the event the Seller tenders a loss of value payment in a specified amount in connection with a Material Breach or Material Document
Defect, as the case may be, prior to the institution of arbitration proceedings and that offer is rejected and an amount equal to or less than the loss of value payment originally tendered by the Seller is ultimately determined by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section 5(i) hereof to be the actual amount of the Loss of Value Payment attributed to such Material Breach or Material Document Defect, as the case may be, then that Loss of Value Payment shall not include the payment of any costs or expenses incurred in enforcing the rights of the Trust against the Seller with respect to the subject Material Breach or Material Document Defect, as the case may be; provided, further, that if the Special Servicer request a loss of value payment from the Seller of a specified amount in connection with a
Material Breach or Material Document Defect, as the case may be, and the Seller refuses to pay that amount and an amount equal to or greater than the loss of value payment originally requested by the Special Servicer is ultimately determined by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section 5(i) hereof to be the actual Loss of Value Payment attributable to such Material Document Defect or Material Breach, then that Loss of Value Payment shall also include the payment of any costs or expenses reasonably incurred in good faith in enforcing the rights of the Trust against the Seller with respect to the subject Material Breach or Material Document
Defect, as the case may be; and provided, further, that, if the Seller tenders a loss of value payment in connection with a Material Breach or Material Document
Defect, as the case may be, in a specified amount, and the Special Servicer rejects such tender and requests a greater loss of value payment amount, and an amount in between the respective amounts tendered and requested is ultimately determined by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section 5(i) hereof to be the actual Loss of Value Payment attributable to such Material Breach or Material Document Defect, as the case may be, then that Loss of Value Payment shall also include the payment of an amount equal to the product of (i) all costs and expenses reasonably incurred in connection with that arbitration proceeding, multiplied by (ii) a fraction, the numerator of which is the excess of the amount determined by that arbitration proceeding over the amount tendered by the Seller, and the denominator of which is the excess of the amount requested by the Special Servicer over the amount tendered by the Seller. Notwithstanding the foregoing, in the event any Loss of
Value Payment is determined by the parties hereto by mutual agreement (and not by an arbitration proceeding), that Loss of Value Payment shall not include any costs and expenses incurred by the Master Servicer, the Special Servicer or the
Trustee unless such costs and expenses were specifically included in such mutual agreement.

            (h)   Notwithstanding the foregoing, if there exists a Material
Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a

                                      -14-

Material Document Defect or Material Breach that affects whether a Mortgage Loan is a Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an Adverse Grantor Trust Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

            (i)   The parties hereto agree that any controversy or claim (a
"Dispute") arising under Section 5(a), Section 5(b) and/or Section 5(g) of this
Agreement shall be resolved in accordance with the following
Mediation/Arbitration procedures in this Section 5(i).

            If the Seller receives a Seller/Depositor Notification pursuant to
Section 5(a) of this Agreement regarding the alleged existence of a Material
Document Defect or Material Breach and requesting the Seller to cure or repurchase the affected Mortgage Loan in connection therewith (a "Notice"), and the Seller does not agree upon the existence of such Material Document Defect or
Material Breach within 90 days of receiving such Notice, then, unless otherwise agreed to by the parties involved in the Dispute, that Dispute shall be submitted to non-binding mediation in accordance with the provisions of this paragraph; provided, that if the Seller is proceeding to cure the subject
Material Document Defect or Material Breach, then that Dispute shall not be submitted to mediation until the expiration of the related Resolution Extension
Period and the failure of the Seller to complete such cure (unless otherwise agreed to by the parties involved in the Dispute). Following the 90-day period referred to in the preceding sentence and subject to the preceding proviso, either party to this Agreement that is involved in the Dispute may send a written letter (a "Mediation Letter") to the other party to this Agreement that it wishes the mediation process to begin between the sender and the recipient of such Mediation Letter. Following receipt of a Mediation Letter, a mediator(s)
shall be selected by agreement of the parties to the mediation. If such parties cannot agree on a mediator, then the mediation shall be conducted by three mediators, one of which shall be selected by the Seller and one of which shall be selected by the Purchaser or its assignee. Each of the parties to the mediation shall submit the name of the person it has selected to serve as a mediator to the opposing party within 10 days of the date of the Mediation
Letter. If either party fails to submit the name of its selected mediator within
10 days of the date of the Mediation Letter, the other party shall have the right to select the second mediator in addition to its own mediator (provided that such party has submitted the name of its selected mediator within 10 days of the date of the Mediation Letter). The two mediators selected by the party(ies) shall appoint a third mediator within 20 days of the date of the
Mediation Letter or such longer time period as agreed to by the parties to the mediation. Any mediator(s) so designated must be acceptable to both the Seller and the Purchaser or its assignee. Any mediators appointed or selected pursuant to the provisions of this paragraph must be experienced professionals in the
CMBS industry.

            Any mediation related to a particular Dispute and commenced in accordance with the preceding paragraph must be completed within 90 days of the date of the Mediation Letter (or a longer period, if the parties to the mediation agreed to extend the mediation). Any mediation referred to in this
Section 5(i) shall be conducted in the manner specified by the mediator(s) and agreed upon by the Seller and the Purchaser or its assignee and any such mediation shall be conducted in New York City to the exclusion of all other locations (unless otherwise agreed to by the parties to the mediation). During the mediation process, the parties to the mediation shall discuss their differences voluntarily and in good faith and attempt, with the assistance of the mediator(s) as a facilitator of the negotiations, to reach an amicable resolution

                                      -15-

of the Dispute. The mediation will be treated as a settlement discussion and therefore will be confidential. No mediator selected in accordance with this
Section 5(i) may testify for either party in any later proceeding relating to the Dispute. No recording or transcript shall be made of the mediation proceedings. The fees and expenses of all mediator(s) shall be shared equally by the parties to the mediation; provided, that the party to the mediation that is acting on behalf of the Trust in accordance with the provisions of this Section
5(i) shall be entitled to reimbursement or indemnification by the Trust Fund for such fees and expenses if and to the extent permitted under the Pooling and
Servicing Agreement.

            Notwithstanding anything to the contrary herein, no party shall be required to agree to a Dispute resolution pursuant to mediation and no decision or resolution of a mediator or mediators shall be binding on any party unless such decision or resolution is expressly agreed to by such party. In the event the parties involved in the Dispute have not agreed to a Dispute resolution pursuant to mediation at the termination of the mediation, then that Dispute will be settled by arbitration in accordance with the succeeding paragraphs of this Section 5(i).

            If a Dispute has not been resolved within 90 days of the date of the
Mediation Letter (or such shorter or longer period as is expressly agreed to by the parties to the mediation), the mediation shall terminate and the Dispute will be settled by arbitration. Following the date of termination of mediation, which shall be the date occurring 90 days after the date of the Mediation Letter unless otherwise expressly agreed to by the parties to the mediation, arbitration may be commenced by either party to this Agreement involved in the
Dispute sending a written notice to the other party to this Agreement involved in the Dispute that it wishes the arbitration process to begin with respect to the Dispute between the sender and the recipient of such written notice. The date any such party receives written notice in accordance with this Section 5(i)
from another party that such party wishes to commence arbitration shall be referred to as the "Arbitration Commencement Date". Any arbitration hereunder shall be conducted in accordance with the provisions of this Agreement and the
American Arbitration Association Rules for Large Complex Commercial Disputes
("AAA Rules"), but shall not be conducted by the American Arbitration
Association ("AAA"). Discovery will be permitted in connection with the arbitration in accordance with the AAA Rules. In the event of a conflict, the provisions of this Agreement will control. Such arbitration shall be conducted before a panel of three arbitrators, regardless of the size of the Dispute. The arbitration panel shall consist of one person selected by the Seller and one person selected by the Purchaser or its assignee. Each such party shall submit the name of the person it has selected to serve as an arbitrator to the other party within 30 days of the Arbitration Commencement Date (or such longer period as is expressly agreed to by the parties to the arbitration). If either such party fails to submit the name of its selected arbitrator within 30 days of the
Arbitration Commencement Date, then the other such party shall have the right to select the second arbitrator in addition to its own arbitrator (provided that such party has submitted the name of its selected arbitrator within 30 days of the Arbitration Commencement Date). The two arbitrators designated in accordance with the two preceding sentences shall appoint a third arbitrator within 45 days of the Arbitration Commencement Date (or such longer period as is expressly agreed to by the parties to the arbitration). All arbitrators appointed or selected pursuant to the provisions of this paragraph must be experienced professionals in the CMBS industry. The third arbitrator shall be an Independent person who has not previously been employed by either party and does not have a direct or indirect interest in either party or the subject matter of the arbitration. The two (2) arbitrators appointed by the parties to the

                                      -16-

arbitration are not required to be neutral and it shall not be grounds for removal of either of such arbitrators or for vacating an arbitration award that either of such arbitrators has past or present relationships with the party that appointed such arbitrator. No potential arbitrator may serve on the panel unless he or she has agreed in writing to abide and be bound by the terms and provisions of this Agreement and the AAA Rules and to keep confidential the terms of any arbitration proceeding related to this Agreement and the terms of any discussion, negotiation, decision, agreement or resolution in connection therewith.

            Any issue concerning the extent to which any Dispute is subject to arbitration, or concerning the applicability, interpretation, or enforceability of these procedures, including any contention that all or part of these procedures are invalid or unenforceable, shall be resolved by the arbitrators.
In no event, notwithstanding that any provision of this Agreement is held to be invalid or unenforceable, shall the arbitrators have the power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction. In no event shall the arbitrators have the power to make an award or impose a remedy that is not contemplated by, or conflicts with the terms and provisions of, this Agreement or the Pooling and
Servicing Agreement (other than any term or provision of this Agreement or the
Pooling and Servicing Agreement that is held to be invalid or unenforceable).
Without limiting the foregoing, the arbitrators shall have no authority to award treble, consequential or punitive damages of any type under any circumstances, whether or not such damages may be available under the AAA Rules or any other act or law. Subject to the provisions of this Agreement, the result of the arbitration will be binding on the parties involved in the Dispute, and judgment on the arbitrators' award may be entered, subject to the provisions of Section
15 of this Agreement, in any court of competent jurisdiction.

            All mediations and arbitrations shall be conducted in New York City to the exclusion of all other locations (unless otherwise expressly agreed to by the parties to the subject mediation or arbitration, as applicable). The party to an arbitration that is acting on behalf of the Trust in accordance with the provisions of this Section 5(i) shall be entitled to reimbursement or indemnification by the Trust Fund for the fees and expenses incurred in connection therewith if and to the extent permitted under the Pooling and
Servicing Agreement.

            The parties to this Agreement hereby agree to waive any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to the rights and remedies contained in this Section 5;
provided, that if (i) any party to an arbitration governed by this Section 5(i)
fails to abide by the rules or deadlines for that arbitration (as such deadlines may be extended by express agreement of the parties to that arbitration), or
(ii) the applicable appointed arbitrators determine that the subject Dispute cannot be resolved through arbitration either because the AAA Rules are inapplicable to the Dispute and/or the Federal Arbitration Act is inapplicable to the Dispute or for any other reason, then the other party (in the case of clause (i)) or either party (in the case of clause (ii)) to this Agreement may in its sole option, file a complaint to resolve the Dispute through a legal proceeding and in accordance with the provision contained in Section 15 hereof.

                                      -17-

            SECTION 6.    Defeasance Serviced Trust Mortgage Loans; Early
Defeasance Trust Mortgage Loans.

            (a)   With respect to any Mortgage Loan that is a Defeasance
Serviced Trust Mortgage Loan, to the extent the related Mortgage Loan documents expressly grant the lender or its designee the right to appoint a successor borrower (or words of similar import) thereunder in connection with a defeasance, the Purchaser hereby designates the Seller as its designee with respect to the exercise of, and hereby grants to the Seller the right, in its capacity as designee of the Purchaser as holder of the subject Serviced Trust
Mortgage Loan, to exercise, the right and/or obligation of the lender under the related Mortgage Loan documents to appoint a "successor borrower" (as defined under the related Mortgage Loan documents) or words of similar import, to hold and pledge the related Defeasance Collateral in the event a related Mortgagor exercises its right pursuant to the related Mortgage Loan documents to defease the subject Serviced Trust Mortgage Loan and obtain the release of all or a portion of the related Mortgaged Property from the lien of the related Mortgage
(provided that such rights and/or obligations as successor borrower shall be exercised in accordance with customary terms and costs). In connection with the foregoing, if the Purchaser or its assignee, as holder of the subject Defeasance
Serviced Trust Mortgage Loan, receives written notice from the related Mortgagor that it intends to defease the subject Serviced Trust Mortgage Loan in accordance with the related Mortgage Loan documents, then the Purchaser or its assignee, as the case may be, shall send a copy of such written notice to the
Seller or (if the Seller has notified the Purchaser or such assignee, as the case may be, in writing that it has appointed a designee and has provided such party with such designee's contact information for any notice required in connection therewith) the Seller's designee, promptly after receipt of such written notice. If, however, the Master Servicer, in accordance with the
Servicing Standard, determines that neither the Seller nor its designee is performing the duties related to the appointment of a successor borrower in a timely manner and/or in accordance with the provisions of the related Mortgage
Loan documents (after the Seller and such designee having been provided with written notice in accordance with this paragraph and a reasonable period of time
(which shall not be less than five (5) Business Days) to perform such duties), then the Master Servicer (or a designee of the Master Servicer) shall, in accordance with Section 3.20(k) of the Pooling and Servicing Agreement, itself perform those obligations under the related Mortgage Loan documents in accordance with the Servicing Standard, applicable law and the related Mortgage
Loan documents, and thereupon the appointment of the Seller or its designee in connection therewith shall be null and void. In the event, with respect to a
Mortgage Loan that is a Defeasance Serviced Trust Mortgage Loan, the Seller, the
Master Servicer or a designee of the Seller or the Master Servicer actually appoints a successor borrower in accordance with the related Mortgage Loan documents and the foregoing provisions of this paragraph and the relevant portion or all, as applicable, of the subject Mortgaged Property is released from the lien of the related Mortgage, then, to the extent provided under the related Mortgage Loan documents, such successor borrower shall succeed to all of the rights and obligations of the original Mortgagor under such Serviced Trust
Mortgage Loan. In the event the Seller, by written notice to Purchaser or its assignee, designates a third party to exercise its rights under this paragraph and provides contact information therefor, the Purchaser or its designee, the
Trustee and the Master Servicer shall be entitled to rely on such notice and, in such event, all notices required to be delivered to the Seller pursuant to this paragraph shall be delivered to the Seller's designee.

                                      -18-

            (b)   If the Purchaser or the Master Servicer notifies the Seller that the Mortgagor under any of the Mortgage Loans that are Early Defeasance
Trust Mortgage Loans (i) intends to defease such Early Defeasance Trust Mortgage
Loan in whole on or before the second anniversary of the Closing Date and the amount tendered by such Mortgagor to defease such Early Defeasance Trust
Mortgage Loan (in accordance with the related loan documents) is less than the
Purchase Price that would be applicable in the event of a repurchase of such
Mortgage Loan pursuant to or as otherwise contemplated by Section 5(a), or (ii)
intends to partially defease such Early Defeasance Trust Mortgage Loan on or prior to the second anniversary of the Closing Date, or (iii) intends to defease such Early Defeasance Trust Mortgage Loan in whole on or before the second anniversary of the Closing Date and such Mortgagor is to tender Defeasance
Collateral or such other collateral as is permitted in connection with a defeasance under the related loan documents that does not constitute a cash amount equal to or greater than the Purchase Price set forth in clause (i) above in this paragraph, then the Seller shall promptly repurchase such Mortgage Loan at a price equal to (A) the related Purchase Price and (B) the amount, if any, by which the proceeds from any cash defeasance deposit exceeds the related
Purchase Price, in accordance with the directions of the Master Servicer on a whole loan, servicing released basis.

            Upon the repurchase of a Mortgage Loan that is an Early Defeasance
Trust Mortgage Loan pursuant to Section 5 hereof and/or this Section 6, the
Purchaser shall effect a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions. The Seller hereby agrees to pay all reasonable costs and expenses, including the costs of any opinions of counsel under the Pooling and Servicing Agreement, in connection with any such
"qualified liquidation" of the related Loan REMIC in accordance with the REMIC
Provisions.

            SECTION 7.    Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Thacher Proffitt & Wood, LLP, 2 World Financial
Center, New York, New York 10281 at 10:00 a.m., New York City time, on the
Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a)   All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the
Closing Date;

            (b)   Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

            (c)   All documents specified in Section 8 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (d)   The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to

                                      -19-

be delivered to the Trustee, the Master Servicer and the Special Servicer,
respectively, pursuant to Section 2 of this Agreement;

            (e)   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (f)   The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

            (g)   Neither the Underwriting Agreement nor the Certificate
Purchase Agreement shall have been terminated in accordance with its terms.

            All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8.    Closing Documents.

            The Closing Documents shall consist of the following:

            (a)   This Agreement duly executed by the Purchaser and the Seller;

            (b)   The Pooling and Servicing Agreement duly executed by the
parties thereto;

            (c)   The Indemnification Agreement duly executed by the parties thereto;

            (d)   Certificate of the Seller, executed by a duly authorized
officer of the Seller and dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and
(ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this
Agreement to be performed or satisfied at or prior to the Closing Date;

            (e)   An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                                      -20-

            (f)   As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller, issued by the Secretary of
State of the State of Delaware not earlier than 10 days prior to the Closing
Date;

            (g)   A favorable opinion of Cadwalader, Wickersham & Taft ("CWT"), special counsel to the Seller, substantially in the form attached hereto as
Exhibit C-1, dated the Closing Date and addressed to the initial Purchaser, the
Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of CWT as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

            (h)   An Officer's Certificate from an officer of the Seller, in his or her individual capacity, delivered in connection with the opinion of CWT to be delivered pursuant to Section 8(g) hereof, in form and substance satisfactory to the addressees of such opinion and upon which such addressees may rely;

            (i)   In connection with the initial issuance of the Seller's
Residual Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement from Seller and from the transferee of the Seller;

            (j)   In the event any of the Certificates are mortgage related
securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

            (k)   Such further certificates, opinions and documents as the
Purchaser may reasonably request.

            SECTION 9.    Costs.

            An amount equal to 33.6% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the
Placement Agents and the seller of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the
Certificate Purchase Agreement shall be payable by the Seller.

            SECTION 10.   Grant of a Security Interest.

            The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in
Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the
Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage
Loans by the Seller to the Purchaser to secure a debt or other obligation of the
Seller; (ii) this Agreement shall be deemed

                                      -21-

to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section
2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi)
notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement; and, in
connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

            SECTION 11.   Notices.

            All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12.   Representations, Warranties and Agreements to Survive
Delivery.

            All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

            SECTION 13.   Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of

                                      -22-

such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14.   Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15.   GOVERNING LAW; CONSENT TO JURISDICTION.

            THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND
TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW AND SUBJECT TO SECTION 5(i) HEREOF, THE SELLER AND THE PURCHASER
EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE
AND FEDERAL COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER
COURTS, WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT
OTHER THAN MATTERS TO BE SETTLED BY MEDIATION OR ARBITRATION IN ACCORDANCE WITH
SECTION 5(i) HEREOF; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR
PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL
COURTS, TO THE EXCLUSION OF ALL OTHER COURTS; (III) WAIVES, TO THE FULLEST
POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM IN CONNECTION WITH SUCH
ACTION OR PROCEEDING COMMENCED IN SUCH NEW YORK STATE OR FEDERAL COURTS; AND
(IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE
CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR
IN ANY OTHER MANNER PROVIDED BY LAW; PROVIDED, THAT IN THE EVENT SECTION 5(i)
HEREOF IS INAPPLICABLE AND BOTH A NEW YORK STATE AND A FEDERAL COURT SITTING IN
NEW YORK IN WHICH AN ACTION OR PROCEEDING HAS BEEN DULY AND PROPERLY COMMENCED
BY ANY PARTY TO THIS AGREEMENT REGARDING A MATTER ARISING OUT OF OR RELATING TO
THIS AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER OR OTHERWISE HAS NOT
ACCEPTED SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF EACH SUCH COURT, 60
DAYS OF THE COMMENCEMENT OR FILING THEREOF, THEN THE WORDS "TO THE EXCLUSION OF
ALL OTHER COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS SENTENCE SHALL NOT APPLY
WITH REGARD TO SUCH ACTION OR PROCEEDING AND THE REFERENCE TO "SHALL" IN CLAUSE
(II) OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

                                      -23-

            SECTION 16.   Further Assurances.

            The Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17.   Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the
Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the
Seller hereunder. The Purchaser has the right to assign its interest under this
Agreement, in whole or in part, as may be required to effect the purposes of the
Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser.
Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

            SECTION 18.   Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

                                      -24-

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      SELLER

                                      UBS REAL ESTATE INVESTMENTS INC.

                                      By: /s/ Robert W. Pettinato
                                          ----------------------------------
                                          Name:  Robert W. Pettinato
                                          Title: Executive Director

                                      By: /s/ Brad A. Cohen
                                          ----------------------------------
                                          Name:  Brad A. Cohen
                                          Title: Executive Director

                                      Address for Notices:
                                      1285 Avenue of the Americas, 11th Floor
                                      New York, New York 10019
                                      Attention: Robert Pettinato
                                      Telecopier No.: (212) 713-2631

                                      with a copy to:

                                      1285 Avenue of the Americas, 11th Floor
                                      New York, New York 10019
                                      Attention: Tessa L. Peters
                                      Telecopier No.: (212) 713-1153

                                      PURCHASER

                                      STRUCTURED ASSET SECURITIES
                                      CORPORATION II

                                      By: /s/ David Nass
                                          -----------------------------------
                                          Name:  David Nass
                                          Title: Senior Vice President

                                      Address for Notices:
                                      Structured Asset Securities Corporation II
                                      745 Seventh Avenue
                                      New York, New York 10019
                                      Attention: Scott Lechner
                                      Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

 MORTGAGE
LOAN NUMBER               PROPERTY NAME                                                        ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

     1           State Street Building                           One Lincoln Street
    10A          Trophy Properties Portfolio                     Various
    10B          Prime Apartment Properties Portfolio            Various
    10C          2238 Hyde Street                                2238 Hyde Street
    10D          737 Pine Street                                 737 Pine Street
    10E          325 9th Avenue                                  325 9th Avenue
    11           Four Times Square                               4 Times Square
    13           373 and 381 Park Avenue South                   373 - 381 Park Avenue South
    15           Del Amo Financial Center                        21515-21615 Hawthorne Boulevard
    16           Cold Storage Industrial                         450 South Central Avenue
    18           Costanza Portfolio                              Various
    22           Sheraton LA                                     711 South Hope Street
    24           CVS - Vero Beach                                2575 98th Avenue
    28           Village Club Apartments                         550 Purdy Lane
    33           Gypsum Mills                                    6390 Plaster Mill Road
    36           Memphis Multis                                  Various
    39           Foundation House                                17602 102nd Avenue, Northeast
    43           430-460 South Pickett                           430-440 South Pickett Street / 450-460 South Pickett Street
    54           Hy-Vee - 51st Street                            555 South 51st Street
    55           Hy-Vee - Cedar Rapids                           5050 Edgewood Road Northeast
    56           Hy-Vee - Olathe                                 18101 West 119th Street
    60           Woodbridge Apartments                           7745 Brandywood Circle
    61           Hy-Vee - Grand Avenue                           1990 Grand Avenue
    64           Hilton Garden Inn                               242 Highland Park Boulevard
    65           Hy-Vee - Columbus                               3010 23rd Street
    67           Citizens Michigan Portfolio 4                   Various
    70           Tradewinds Apartments                           2136 Tradewind Drive
    73           Citizens Illinois Portfolio 2                   Various
    77           Penn Medical                                    467 Pennsylvania Avenue
    78           AXA Building                                    6435 Shiloh Road
    80           Hampton Inn - Cedar Rapids                      3265 6th Street Southwest
    82           CVS - Chester                                   72 Brookside Avenue
    84           Kozy Kourt - Mobile Manor                       Various
    85           Walgreens - Loganville                          4395 Atlanta Highway
    90           1701 East Lake Avenue                           1701 East Lake Avenue
    92           Hillcrest Oaks Apartments                       3501 S. 1st Street
    96           Walgreens - New Castle                          1216 Wilmington  Ave
    97           Keystone Corporate Square                       2511 East 46th Street
    100          Walgreens - Canton                              555 North Main Street
    102          Walgreens - Parkville                           6365 Lewis Drive
    103          Walgreens - Columbus                            5690 West Broad Street
    105          Walgreens - Miramar                             12400 Pembroke Road
    108          Walgreens - Natchez                             301 Devereaux Drive
    112          River Street Apartments                         21-27, 37-49 and 61 River Street
    114          Bear Pointe Apartments                          3301 Bear Pointe Circle
    118          Tractor Supply                                  Various
    120          Sentinel Square                                 530-548 North Center Street (SR 301)
    121          Keystone Plaza Retail                           5302 North Keystone Avenue
    122          1500 Skokie Boulevard                           1500 Skokie Boulevard
    126          CVS - Garfield                                  281 Midland Avenue
    129          Pro Storage                                     1346 Hickory Valley Road
    134          Apple Tree Storage                              6015 South Apple Tree Drive
    135          Greenfield Mobile Home Park                     630 Oak Street
    138          Rite Aid  - La Plata                            55 Drury Drive

 MORTGAGE                                                               CUT-OFF DATE             MONTHLY
LOAN NUMBER            CITY              STATE         ZIP CODE            BALANCE             P&I PAYMENT          MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------

     1           Boston                  MA               02111           362,000,000          1,730,841.83               5.65900
    10A          San Francisco           CA             Various            49,400,000            271,717.15               6.51000
    10B          San Francisco           CA             Various            13,600,000             74,804.72               6.51000
    10C          San Francisco           CA               94109            10,800,000             59,403.75               6.51000
    10D          San Francisco           CA               94108            10,200,000             56,103.54               6.51000
    10E          San Francisco           CA               94118             1,600,000              8,800.56               6.51000
    11           New York                NY               10036            82,933,806            925,494.72               5.59000
    13           New York                NY               10016            55,000,000            320,615.76               5.74000
    15           Torrance                CA               90503            52,500,000            281,005.64               6.33500
    16           University Park         IL               60466            51,655,093            304,010.10               5.82000
    18           Various                 NY             Various            45,900,000            238,892.50               6.16000
    22           Los Angeles             CA               90017            29,979,381            193,185.57               6.68000
    24           Vero Beach              FL               32966            29,750,000            138,750.69               5.52000
    28           Palm Springs            FL               33406            23,680,000            115,442.74               5.77000
    33           Victor                  NY               14564            20,000,000            102,064.81               6.04000
    36           Memphis                 TN             Various            18,100,000            107,589.45               5.92000
    39           Bothell                 WA               98011            17,950,498            106,419.28               5.87000
    43           Alexandria              VA               22304            15,950,000             80,992.40               6.01000
    54           West Des Moines         IA               50265            12,085,000             57,996.81               5.68000
    55           Cedar Rapids            IA               52411            11,622,000             55,774.84               5.68000
    56           Olathe                  KS               66061            11,203,000             53,764.03               5.68000
    60           Winter Park             FL               32792            10,400,000             50,701.20               5.77000
    61           West Des Moines         IA               50265            10,375,000             49,790.39               5.68000
    64           Wilkes-Barre            PA               18702             9,420,000             56,538.24               6.01000
    65           Columbus                NE               68601             9,243,000             44,357.84               5.68000
    67           Various                 MI             Various             9,053,534             47,357.42               6.19100
    70           Mesquite                TX               75150             8,100,000             46,961.12               5.69000
    73           Various                 IL             Various             7,586,669             39,684.51               6.19100
    77           Fort Washington         PA               19034             7,338,635             45,350.86               6.27000
    78           Alpharetta              GA               30005             6,900,000             34,804.27               5.97000
    80           Cedar Rapids            IA               52404             6,291,928             40,514.00               5.98000
    82           Chester                 NY               10918             6,029,000             29,443.01               5.78000
    84           Various                 IN             Various             5,610,000             28,818.78               6.08000
    85           Loganville              GA               30052             5,610,000             27,207.20               5.74000
    90           Glenview                IL               60025             5,250,000             31,139.67               5.90000
    92           Austin                  TX               78704             5,000,000             25,854.17               6.12000
    96           New Castle              PA               16105             4,780,000             23,181.89               5.74000
    97           Indianapolis            IN               46205             4,550,000             27,104.28               5.94000
    100          Canton                  IL               61520             4,428,500             21,514.62               5.75000
    102          Parkville               MO               64152             4,274,000             21,197.36               5.87000
    103          Galloway                OH               43119             4,250,000             21,186.05               5.90000
    105          Miramar                 FL               33027             4,072,000             20,866.41               6.06500
    108          Natchez                 MS               39120             3,910,000             19,094.74               5.78000
    112          West Springfield        MA               01089             3,796,957             23,101.49               6.13000
    114          Powell                  OH               43065             3,730,000             18,121.15               5.75000
    118          Various                 TX             Various             3,500,000             23,088.43               6.25000
    120          Lagrange                OH               44050             3,394,002             19,884.70               5.77000
    121          Indianapolis            IN               46220             3,300,000             19,594.63               5.91000
    122          Northbrook              IL               60062             3,200,000             18,980.37               5.90000
    126          Garfield                NJ               07026             3,100,000             15,139.05               5.78000
    129          Chattanooga             TN               37421             2,720,000             14,639.20               6.37000
    134          Memphis                 TN               38115             2,000,000             10,679.63               6.32000
    135          Mansfield               OH               44907             1,996,606             11,888.34               5.92000
    138          La Plata                MD               20646             1,627,879             10,402.70               5.90000

 MORTGAGE        REMAINING TERM                           REMAINING           INTEREST        ADMINISTRATIVE      OUTSIDE SERVICING
LOAN NUMBER        TO MATURITY      MATURITY DATE     AMORTIZATION TERM     ACCRUAL BASIS      COST RATE (%)         FEE RATE (%)
------------------------------------------------------------------------------------------------------------------------------------

     1                      119         1/11/2017                     0        Act/360           0.02054                        N/A
    10A                      58        12/11/2011                     0        Act/360           0.02054                        N/A
    10B                      58        12/11/2011                     0        Act/360           0.02054                        N/A
    10C                      58        12/11/2011                     0        Act/360           0.02054                        N/A
    10D                      58        12/11/2011                     0        Act/360           0.02054                        N/A
    10E                      58        12/11/2011                     0        Act/360           0.02054                        N/A
    11                      117        11/11/2016                   117        Act/360           0.01554                      0.005
    13                      119         1/11/2017                   360        Act/360           0.02054                        N/A
    15                      120         2/11/2017                     0        Act/360           0.02054                        N/A
    16                      119         1/11/2017                   359        Act/360           0.02054                        N/A
    18                      120         2/11/2017                     0        Act/360           0.02054                        N/A
    22                      119         1/11/2017                   359        Act/360           0.02054                        N/A
    24                      119         1/11/2017                     0        Act/360           0.02054                        N/A
    28                      119         1/11/2017                     0        Act/360           0.02054                        N/A
    33                      119         1/11/2017                     0        Act/360           0.02054                        N/A
    36                      119         1/11/2017                   360        Act/360           0.02054                        N/A
    39                      117        11/11/2016                   357        Act/360           0.02054                        N/A
    43                       59         1/11/2012                     0        Act/360           0.02054                        N/A
    54                      118        12/11/2016                     0        Act/360           0.02054                        N/A
    55                      118        12/11/2016                     0        Act/360           0.02054                        N/A
    56                      118        12/11/2016                     0        Act/360           0.02054                        N/A
    60                      119         1/11/2017                     0        Act/360           0.02054                        N/A
    61                      118        12/11/2016                     0        Act/360           0.02054                        N/A
    64                      120         2/11/2017                   360        Act/360           0.02054                        N/A
    65                      118        12/11/2016                     0        Act/360           0.02054                        N/A
    67                      114         8/11/2016                     0        Act/360           0.02054                        N/A
    70                      120         2/11/2017                   360        Act/360           0.02054                        N/A
    73                      114         8/11/2016                     0        Act/360           0.02054                        N/A
    77                       58        12/11/2011                   358        Act/360           0.02054                        N/A
    78                      119         1/11/2017                     0        Act/360           0.02054                        N/A
    80                      119         1/11/2017                   299        Act/360           0.02054                        N/A
    82                      119         1/11/2017                     0        Act/360           0.02054                        N/A
    84                      119         1/11/2017                     0        Act/360           0.02054                        N/A
    85                      119         1/11/2017                     0        Act/360           0.02054                        N/A
    90                      118        12/11/2016                   360        Act/360           0.02054                        N/A
    92                      115         9/11/2016                     0        Act/360           0.02054                        N/A
    96                      119         1/11/2017                     0        Act/360           0.02054                        N/A
    97                      117        11/11/2016                   360        Act/360           0.02054                        N/A
    100                     119         1/11/2017                     0        Act/360           0.02054                        N/A
    102                     119         1/11/2017                     0        Act/360           0.02054                        N/A
    103                     118        12/11/2016                     0        Act/360           0.02054                        N/A
    105                     117        11/11/2016                     0        Act/360           0.02054                        N/A
    108                     119         1/11/2017                     0        Act/360           0.02054                        N/A
    112                     119         1/11/2017                   359        Act/360           0.02054                        N/A
    114                     119         1/11/2017                     0        Act/360           0.02054                        N/A
    118                     120         2/11/2017                   300        Act/360           0.02054                        N/A
    120                     118        12/11/2016                   358        Act/360           0.02054                        N/A
    121                     118        12/11/2016                   360        Act/360           0.02054                        N/A
    122                     118        12/11/2016                   360        Act/360           0.02054                        N/A
    126                     119         1/11/2017                     0        Act/360           0.02054                        N/A
    129                     118        12/11/2016                     0        Act/360           0.02054                        N/A
    134                     116        10/11/2016                     0        Act/360           0.02054                        N/A
    135                     118        12/11/2016                   358        Act/360           0.02054                        N/A
    138                     119         1/11/2017                   299        Act/360           0.02054                        N/A

 MORTGAGE                                      MORTGAGE LOAN                                                      ARD MORTGAGE
LOAN NUMBER              GROUND LEASE?            SELLER                         DEFEASANCE                           LOAN
------------------------------------------------------------------------------------------------------------------------------------

     1                    Fee Simple           UBS                      Defeasance                                No
    10A                   Fee Simple           UBS                      Defeasance                                No
    10B                   Fee Simple           UBS                      Defeasance                                No
    10C                   Fee Simple           UBS                      Defeasance                                No
    10D                   Fee Simple           UBS                      Defeasance                                No
    10E                   Fee Simple           UBS                      Defeasance                                No
    11                     Leasehold           UBS                      Defeasance                                No
    13                    Fee Simple           UBS                      Defeasance                                No
    15                    Fee Simple           UBS                      Defeasance                                No
    16                    Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    18                    Fee Simple           UBS                      Defeasance                                No
    22                    Fee Simple           UBS                      Defeasance                                No
    24                    Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    28                    Fee Simple           UBS                      Defeasance                                No
    33                    Fee Simple           UBS                      Defeasance                                No
    36                    Fee Simple           UBS                      Defeasance                                No
    39                    Fee Simple           UBS                      Defeasance                                No
    43                    Fee Simple           UBS                      Defeasance                                No
    54                    Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    55                    Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    56                    Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    60                    Fee Simple           UBS                      Defeasance                                No
    61                    Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    64                    Fee Simple           UBS                      Defeasance                                No
    65                    Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    67                    Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    70                    Fee Simple           UBS                      Defeasance                                No
    73                    Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    77                    Fee Simple           UBS                      Defeasance                                No
    78                    Fee Simple           UBS                      Defeasance                                No
    80                    Fee Simple           UBS                      Defeasance                                No
    82                    Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    84                    Fee Simple           UBS                      Defeasance                                No
    85                    Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    90                    Fee Simple           UBS                      Defeasance                                No
    92                    Fee Simple           UBS                      Defeasance                                No
    96                    Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    97                    Fee Simple           UBS                      Defeasance                                No
    100                   Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    102                   Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    103                   Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    105                   Fee Simple           UBS                      Defeasance                                No
    108                   Fee Simple           UBS                      Yield Maintenance/Defeasance              No
    112                   Fee Simple           UBS                      Defeasance                                No
    114                   Fee Simple           UBS                      Defeasance                                No
    118                   Fee Simple           UBS                      Defeasance                                No
    120                   Fee Simple           UBS                      Defeasance                                No
    121                   Fee Simple           UBS                      Defeasance                                No
    122                   Fee Simple           UBS                      Defeasance                                No
    126                   Fee Simple           UBS                      Defeasance                                No
    129                   Fee Simple           UBS                      Yield Maintenance                         No
    134                   Fee Simple           UBS                      Yield Maintenance                         No
    135                   Fee Simple           UBS                      Defeasance                                No
    138                    Leasehold           UBS                      Defeasance                                No

 MORTGAGE                  ANTICIPATED                    ADDITIONAL                    CROSS                     MORTGAGE
LOAN NUMBER               REPAYMENT DATE                INTEREST RATE               COLLATERALIZED               LOAN GROUP
------------------------------------------------------------------------------------------------------------------------------------

     1                    N/A                           N/A                         No                                    1
    10A                   N/A                           N/A                         Yes (UBS-F)                           2
    10B                   N/A                           N/A                         Yes (UBS-F)                           2
    10C                   N/A                           N/A                         Yes (UBS-F)                           2
    10D                   N/A                           N/A                         Yes (UBS-F)                           2
    10E                   N/A                           N/A                         Yes (UBS-F)                           2
    11                    N/A                           N/A                         No                                    1
    13                    N/A                           N/A                         No                                    1
    15                    N/A                           N/A                         No                                    1
    16                    N/A                           N/A                         No                                    1
    18                    N/A                           N/A                         No                                    2
    22                    N/A                           N/A                         No                                    1
    24                    N/A                           N/A                         No                                    1
    28                    N/A                           N/A                         No                                    2
    33                    N/A                           N/A                         No                                    2
    36                    N/A                           N/A                         No                                    2
    39                    N/A                           N/A                         No                                    2
    43                    N/A                           N/A                         No                                    1
    54                    N/A                           N/A                         No                                    1
    55                    N/A                           N/A                         No                                    1
    56                    N/A                           N/A                         No                                    1
    60                    N/A                           N/A                         No                                    2
    61                    N/A                           N/A                         No                                    1
    64                    N/A                           N/A                         No                                    1
    65                    N/A                           N/A                         No                                    1
    67                    N/A                           N/A                         No                                    1
    70                    N/A                           N/A                         No                                    2
    73                    N/A                           N/A                         No                                    1
    77                    N/A                           N/A                         No                                    1
    78                    N/A                           N/A                         No                                    1
    80                    N/A                           N/A                         No                                    1
    82                    N/A                           N/A                         No                                    1
    84                    N/A                           N/A                         No                                    2
    85                    N/A                           N/A                         No                                    1
    90                    N/A                           N/A                         No                                    1
    92                    N/A                           N/A                         No                                    2
    96                    N/A                           N/A                         No                                    1
    97                    N/A                           N/A                         No                                    1
    100                   N/A                           N/A                         No                                    1
    102                   N/A                           N/A                         No                                    1
    103                   N/A                           N/A                         No                                    1
    105                   N/A                           N/A                         No                                    1
    108                   N/A                           N/A                         No                                    1
    112                   N/A                           N/A                         No                                    2
    114                   N/A                           N/A                         No                                    2
    118                   N/A                           N/A                         No                                    1
    120                   N/A                           N/A                         No                                    1
    121                   N/A                           N/A                         No                                    1
    122                   N/A                           N/A                         No                                    1
    126                   N/A                           N/A                         No                                    1
    129                   N/A                           N/A                         No                                    1
    134                   N/A                           N/A                         No                                    1
    135                   N/A                           N/A                         No                                    2
    138                   N/A                           N/A                         No                                    1

                                    Exh. A-1

                                    EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES

            Except as set forth on the schedule of exceptions attached hereto as
Schedule I, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty (the heading set forth herein with respect to each representation and warranty being for the convenience of reference only and in no way limiting, expanding or otherwise affecting the scope or subject matter thereof), that:

            (i)       Mortgage Loan Schedule. The information pertaining to such
Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

            (ii)      Legal Compliance. If such Mortgage Loan was originated by
the Seller or an Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an Affiliate of the Seller, then such Mortgage Loan is listed on Schedule I-ii hereto and, to the Seller's actual knowledge, after having performed the type of due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of its origination, such
Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such
Mortgage Loan.

            (iii)     Ownership of Mortgage Loan. The Seller owns such Mortgage
Loan, has good title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan to the Trustee (except in the case of a Loan Combination, which may, pursuant to the related Co-Lender
Agreement, require notice to one or more rating agencies or another lender which, if required, has already been provided); no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the
Seller; and the Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

            (iv)      No Holdback. The proceeds of such Mortgage Loan have been
fully disbursed (except in those cases where the full amount of such Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged
Property) and there is no requirement for future advances thereunder.

                                       B-1

            (v)       Loan Document Status. Each of the related Mortgage Note,
Mortgage(s), Assignment(s) of Leases, if separate from the related Mortgage, and other agreements executed in favor of the lender in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B) certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument. Such Mortgage Loan is non-recourse to the
Mortgagor or any other Person except to the extent provided in certain nonrecourse carveouts and/or in any applicable guarantees. A natural person as individual guarantor has agreed, in effect, to be liable for all liabilities, costs, losses, damages or expenses suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A)
any material intentional fraud or material intentional misrepresentation by the related mortgagor; (B) any breach on the part of the related mortgagor of any environmental representations warranties and covenants contained in the related
Mortgage Loan documents; (C) misapplication or misappropriation of rents
(received after an event of default), insurance proceeds or condemnation awards;
and (D) the filing of a voluntary bankruptcy or insolvency proceeding by the related mortgagor; provided that, instead of any breach described in clause (B)
of this paragraph, such entity (or individual) may instead be liable for liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related mortgagor under the related
Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

            (vi)      No Right of Rescission. Subject to the limitations and
exceptions as to enforceability set forth in paragraph (v) above, there is no valid offset, defense, counterclaim or right of rescission, abatement of amounts due under the Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan and, as of the Closing
Date, to the actual knowledge of the Seller, no such claim has been asserted.

            (vii)     Assignments. The assignment of the related Mortgage(s) and
Assignment(s) of Leases to the Trustee (or, in the case of an Outside Serviced
Trust Mortgage Loan, to the related Outside Trustee) constitutes the legal, valid, binding and, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, enforceable assignment of such documents (provided that the unenforceability of any such assignment based on bankruptcy, insolvency, receivership, reorganization, liquidation, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally or based on general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) shall be a breach of this representation and warranty only upon the declaration by a court with jurisdiction in the matter that such assignment is to be unenforceable on such basis).

                                       B-2

            (viii)    First Lien. Each related Mortgage is a valid and, subject
to the limitations and exceptions in paragraph (v) above, enforceable first lien on the related Mortgaged Property including all improvements thereon (other than any tenant owned improvements) and appurtenances and rights related thereto, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for the following (collectively, the "Permitted Encumbrances"): (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable; (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record or that are omitted as exceptions in the related lender's title insurance policy (or, if not yet issued, omitted as exceptions in a fully binding pro forma title policy or title policy commitment); (C) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (D) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment); and (E) if such Mortgage Loan constitutes a
Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another
Mortgage Loan contained in the same Cross-Collateralized Group; provided that, in the case of a Trust Mortgage Loan that is part of a Loan Combination, such
Mortgage also secures the other mortgage loan(s) in such Loan Combination. With respect to such Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, the current principal use or operation of the related Mortgaged Property or the ability of the related
Mortgaged Property to generate sufficient cashflow to enable the related
Mortgagor to timely pay in full the principal and interest on the related
Mortgage Note (other than a Balloon Payment, which would require a refinancing).
If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest
(subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all material personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related
Mortgaged Property as presently operated by the Mortgagor, and that is located on the related Mortgaged Property, which personal property includes, in the case of Mortgaged Properties operated by the related Mortgagor as a nursing facility or hospitality property, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property that are owned by the related
Mortgagor and reasonably necessary or material to the operation of the subject
Mortgaged Property. In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC financing statements have been filed as necessary, in each case, to perfect a valid first priority security interest, to the extent such security interest can be perfected by the inclusion of such provisions and the filing of a UCC financing statement, in the Mortgagor's right to receive related hotel room revenues with respect to such Mortgaged Property.

            (ix)      Taxes and Assessments. All taxes, governmental
assessments, water charges, sewer rents or similar governmental charges which, in all such cases, were directly related to the related Mortgaged Property and could constitute liens on the related Mortgaged Property prior to the lien of the related Mortgage, together with all ground rents, that prior to the Cut-off
Date became due and payable in respect of, and materially affect, any related
Mortgaged

                                       B-3

Property have been paid or are escrowed for or are not yet delinquent, and the
Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent, which, in all such cases, were directly related to the subject Mortgaged
Property and could constitute liens on the subject Mortgaged Property prior to the lien of the related Mortgage that prior to the Closing Date became due and delinquent in respect of any related Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

            (x)       No Material Damage. As of the date of origination of such
Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing
Date, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof and such Mortgaged Property is free of material damage. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such
Mortgage Loan, (and subject to any rights of the lessor under any related Ground
Lease) the related Mortgage Loan documents provide that any condemnation awards will be applied (or, at the discretion of the mortgagee, will be applied) to either the repair or restoration of all or part of the related Mortgaged
Property or the reduction of the outstanding principal balance of such Mortgage
Loan.

            (xi)      Title Insurance. Each related Mortgaged Property is
covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related
Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan (or, if such Mortgage Loan is part of a
Loan Combination, in the original principal amount of such Loan Combination)
after all advances of principal, subject only to Permitted Encumbrances and, in the case of a Trust Mortgage Loan that is part of a Loan Combination, further subject to the fact that the related Mortgage also secures the related Non-Trust
Mortgage Loan(s), (or if such policy has not yet been issued, such insurance may be evidenced by a binding commitment or binding pro forma marked as binding and signed (either thereon or on a related escrow letter attached thereto) by the title insurer or its authorized agent) from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance is in full force and effect, all premiums have been paid, is freely assignable and will inure to the benefit of the Trustee (or, in the case of an Outside Serviced Trust Mortgage Loan, the benefit of the related Outside
Trustee) as sole insured as mortgagee of record, or any such commitment or binding pro forma is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller or any prior holder of such Mortgage Loan
(other than a prior holder unaffiliated with the Seller from whom the Seller has taken by assignment) under such title insurance; and neither the Seller nor any
Affiliate of the Seller has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment or binding pro forma contains no exclusion for (or alternatively it insures over such exclusion, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the related Mortgaged Property either to or from any adjoining property or across any easements on the related
Mortgaged Property, and (C) that the land shown on the survey materially conforms to the legal description of the related Mortgaged Property.

                                       B-4

            (xii)     Property Insurance. As of the date of its origination and, to the Seller's actual knowledge, as of the Cut-off Date, all insurance required under each related Mortgage (except where an investment grade tenant, or one or more tenants which in the aggregate do not represent more than 10% of the net operating income with respect to the entire related Mortgaged Property, is or are permitted to insure or self-insure under a lease) was in full force and effect with respect to each related Mortgaged Property; such insurance included
(A) fire and extended perils insurance included within the classification "All
Risk of Physical Loss" or the equivalent thereof in an amount (subject to a customary deductible) at least equal to the lesser of (1) 100% of the full insurable value of the improvements located on such Mortgaged Property and (2)
the outstanding principal balance of such Mortgage Loan or the portion thereof allocable to such Mortgaged Property) and, if applicable, the related hazard insurance policies or certificates of insurance contain appropriate endorsements to avoid application of co-insurance, (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D)
workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a
Mortgaged Property located in the State of California or in "seismic zone" 3 or
4 and (2) a seismic assessment as described below revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, seismic insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor (except where an investment grade tenant, or one or more tenants which in the aggregate do not represent more than
10% of the net operating income with respect to the entire related Mortgaged
Property, is or are permitted to insure or self-insure under a lease) and the related loan documents provide (in either a general cost and expense recovery provision or a specific provision with respect to recovery of insurance costs and expenses) that any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage may be recovered from the related Mortgagor; the related Evidence of
Property Insurance and certificate of liability insurance (which may be in the form of an Acord 27 or an Acord 25, respectively), or forms substantially similar thereto, provide that the related insurance policy may not be terminated or reduced without at least 10 days prior notice to the mortgagee and (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller or, to the actual knowledge of the Seller, by any prior mortgagee under such Mortgage Loan (other than, with respect to a related Mortgaged Property located in New York and
Florida, a prior mortgagee unaffiliated with the Seller from whom the Seller has taken the related Mortgage Note and Mortgage by assignment and has amended and restated such Mortgage Note and Mortgage); all premiums under any such insurance policy have been paid through the Cut-off Date; the insurance policies specified in clauses (A), (B) and (C) above are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:VII" from A.M. Best Company or at least "BBB+" (or equivalent) from a nationally recognized statistical rating agency (or, with respect to certain blanket insurance policies, such other ratings as are in compliance with S&P's applicable criteria for rating the Certificates); and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents

                                       B-5

relating to such Mortgage Loan, and subject to the related exception schedules, the related Mortgage Loan documents provide that any property insurance proceeds will be applied (or, at the discretion of the mortgagee, will be applied) either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan;
provided, that the related Mortgage Loan documents may entitle the related
Mortgagor to any portion of such proceeds remaining after completion of the repair or restoration of the related Mortgaged Property or payment of amounts due under such Mortgage Loan. Notwithstanding anything to the contrary in this paragraph (xii), with regard to insurance for acts of terrorism, any such insurance and the amount thereof may be limited by the commercial availability of such coverage, whether the mortgagee may reasonably require such insurance, certain limitations with respect to the cost thereof and/or whether such hazards are at the time commonly insured against for property similar to the related
Mortgaged Property. If the related Mortgaged Property is located in the State of
California or in "seismic zone" 3 or 4, then: (A) either a seismic assessment was conducted with respect to the related Mortgaged Property in connection with the origination of such Mortgage Loan or earthquake insurance was obtained; and
(B) the probable maximum loss for the related Mortgaged Property as reflected in such seismic assessment, if any, was determined based upon a return period of not less than 475 years, an exposure period of 50 years and a 10% probability of incidence. Schedule I-xii attached hereto is true and correct in all material respects.

            (xiii)    No Material Defaults. Other than payments due but not yet
30 days or more delinquent, there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related
Mortgage or other loan documents relating to such Mortgage Loan, and (B), to the knowledge of the Seller as of the Closing Date, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration (A) that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit B or
(B) with respect to which: (1) the Seller has no actual knowledge as of the
Closing Date and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date. Neither the Seller nor any prior holder of such Mortgage Loan (other than, with respect to a related Mortgaged
Property located in New York and Florida, a prior holder unaffiliated with the
Seller from whom the Seller has taken the related Mortgage Note and Mortgage by assignment and has amended and restated such Mortgage Note and Mortgage) has waived, in writing or with knowledge, any material default, breach, violation or event of acceleration under any of such documents. Under the terms of such
Mortgage Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

            (xiv)     No Payment Delinquency. As of the Closing Date, such
Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly
Payment.

                                       B-6

            (xv)      Interest Accrual Basis. Such Mortgage Loan accrues
interest on an Actual/360 Basis, an Actual/Actual Basis or a 30/360 Basis; and
such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

            (xvi)     Subordinate Debt. Each related Mortgage or other loan
document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage Note, any related Mortgaged Property or any direct controlling interest in the Mortgagor to secure any other promissory note or debt (other than another Mortgage Loan in the Trust Fund and, if such Mortgage Loan is part of a Loan Combination, the other mortgage loan(s) that are part of such Loan Combination, as applicable).

            (xvii)    Qualified Mortgage. Such Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the
"adjusted issue price" (within the meaning of the REMIC Provisions) of such
Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such
Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan. No action that occurs by operation of the terms of such Mortgage Loan would cause such
Mortgage Loan to cease to be a "qualified mortgage" and such Mortgage Loan does not permit the release or substitution of collateral if such release or substitution (A) would constitute a "significant modification" of such Mortgage
Loan within the meaning of Treasury regulations section 860G-2(b), (B) would cause such Mortgage Loan not to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii)
thereof) or (C) would cause a "prohibited transaction" within the meaning of
Section 860F(a)(2) of the Code. The related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

            (xviii)   Prepayment Consideration. Prepayment Premiums and Yield
Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulations section 1.860G-1(b)(2).

            (xix)     Environmental Conditions. One or more environmental site
assessments (or updates thereof) in each instance meeting American Society of
Testing and Materials requirements were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off
Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) and/or update(s)
referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such
Mortgaged Property that was not disclosed in such report(s); none of the environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does

                                       B-7

reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit, guaranty or other instrument has been delivered for purposes of covering the estimated costs of such remediation, (3) the related Mortgagor or other responsible party set forth on Schedule I (which Mortgagor or other responsible party has been reasonably determined by the Seller to have the creditworthiness to do so (such determination by the Seller to be based on review of (i) the financial statements provided to the Seller by the Mortgagor or other responsible party, as applicable, and (ii) the reasonable cost of remediation of the circumstances or conditions that are in violation of the applicable environmental laws as set forth in the applicable environmental report)) is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment,
(4) the cost of the environmental issue relative to the value of such Mortgaged
Property was de minimis, or (5) environmental insurance has been obtained.

            The Mortgagor with respect to such Mortgage Loan has represented, warranted and covenanted generally to the effect that, to its knowledge, except as set forth in the environmental reports described above, it has not used, caused or permitted to exist, and will not use, cause or permit to exist, on the related Mortgaged Property, any Hazardous Materials in any manner which violates applicable federal, state or local laws governing the use, storage, handling, production or disposal of Hazardous Materials at the related Mortgaged Property and (A) the related Mortgagor and a natural person have agreed to indemnify the mortgagee under such Mortgage Loan, and its successors and assigns, against any losses, liabilities, damages, penalties, fines, claims and reasonable out of pocket expenses (excluding lost profits, consequential damages and diminution of value of the related Mortgaged Property, provided that no Mortgage Loan with an original principal balance equal to or greater than $15,000,000 contains an exclusion for "diminution of value" of the related Mortgaged Property) paid, suffered or incurred by such mortgagee resulting from such Mortgagor's material violation of any environmental law or a material breach of the environmental representations and warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan or (B) environmental insurance has been obtained. If such Mortgage Loan is a Mortgage Loan as to which neither a natural person has provided the indemnity set forth above nor environmental insurance has been obtained, such Mortgage Loan is set forth on Schedule I.

            The Seller has not taken any action with respect to such Mortgage
Loan or the related Mortgaged Property that could subject the Seller or its successors and assigns in respect of such Mortgage Loan to liability under
CERCLA or any other applicable federal, state or local environmental law. The related Mortgage or other loan documents require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

            (xx)      Realization Against Real Estate Collateral. The related
Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph (v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

                                       B-8

            (xxi)     Bankruptcy. The related Mortgagor is not a debtor in any
bankruptcy, reorganization, insolvency or comparable proceeding; provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master
Servicer on or prior to the date occurring twelve months after the Closing Date.

            (xxii)    Loan Security. Such Mortgage Loan is secured by a Mortgage on a fee simple interest and/or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

            (xxiii)   Amortization. Such Mortgage Loan does not provide for
negative amortization unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

            (xxiv)    Whole Loan. Such Mortgage Loan is a whole loan, contains
no equity participation by the lender or shared appreciation feature and does not provide for any contingent interest in the form of participation in the cash flow of the related Mortgaged Property.

            (xxv)     Due-on-Encumbrance. Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such
Mortgage Loan if, without the prior written consent of the mortgagee or Rating
Agency confirmation that an Adverse Rating Event with respect to any Class of
Certificates would not occur, any related Mortgaged Property or any direct controlling interest in the Mortgagor is directly encumbered in connection with subordinate financing; and except in the case of a Trust Mortgage Loan that is part of a Loan Combination (for which such consent has been granted with respect to the other mortgage loan(s) in such Loan Combination), and except for the respective Mortgage Loans secured by the Mortgaged Properties listed on Schedule
I (for which such consent has been granted with respect to mezzanine debt), no such consent has been granted by the Seller. To the Seller's knowledge, no related Mortgaged Property is encumbered in connection with subordinate financing (except that each Mortgaged Property securing a Trust Mortgage Loan that is part of a Loan Combination also secures the other mortgage loan(s) in such Loan Combination); however, if the related Mortgaged Property is listed on
Schedule I, certain direct controlling equity holders in the related Mortgagor are known to the Seller to have incurred debt secured by their ownership interest in the related Mortgagor.

            (xxvi)    Due-on-Sale. Except with respect to transfers of certain
non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related
Mortgagor between immediate family members and with respect to transfers by devise, by descent or by operation of law or otherwise upon the death or incapacity of a person having an interest in the related Mortgagor, each
Mortgage Loan contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged
Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee or rating agency confirmation, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property
or

                                       B-9

interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related
Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders (as defined below)).
The Mortgage (under either specific or general expense provisions) requires the
Mortgagor to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for all actions involving the transfer of interest in such Mortgagor requiring such consent or approval under the Mortgage.

            (xxvii)   Mortgagor Concentration. Except in the case of the
Mortgage Loans listed on Schedule I (xxvii), such Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such
Mortgagor, does not represent more than 5% of the Initial Pool Balance.

            (xxviii)  Waivers; Modifications. Except as set forth in a written instrument included in the related Mortgage File, the (A) material terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded by the mortgagee in any manner, and (B) no portion of a related Mortgaged Property has been released from the lien of the related Mortgage, in the case of (A) and/or (B), to an extent or in a manner that in any such event materially interferes with the security intended to be provided by such document or instrument. Schedule I identifies each Mortgage Loan (if any) as to which, since the latest date any related due diligence materials were delivered to Anthracite Capital Inc. (or its designee), there has been (in writing) given, made or consented to a material alteration, material modification or assumption of the terms of the related Mortgage Note, Mortgage(s) or any related loan agreement and/or lock-box agreement and/or as to which, since such date, there has been (in writing) a waiver other than as related to routine operational matters or minor covenants.

            (xxix)    Inspection. Each related Mortgaged Property was inspected
by or on behalf of the related originator during the six-month period prior to the related origination date.

            (xxx)     Property Release. The terms of the related Mortgage Note,
Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release from the lien of such Mortgage of any material portion of the related Mortgaged Property that is necessary to the operation of such Mortgaged
Property or was given material value in the underwriting of such Mortgage Loan at origination, without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended
(the "Investment Company Act"), (C) payment of a release price equal to at least
125% of the amount of such Mortgage Loan allocated to the related Mortgaged
Property subject to the release or (D) with respect to mortgage loans listed on
Schedule I-xxx, the satisfaction of certain underwriting and legal requirements which the Seller required in the origination of comparable mortgage loans.

            (xxxi)    Qualifications; Licensing; Zoning. The related Mortgagor
has covenanted in the related Mortgage Loan documents to maintain the related
Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction,

                                      B-10

occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent commercial mortgage lenders (as defined below) with respect to the foregoing matters; the
Seller has received no notice of any material violation of, to the extent is has not been grandfathered under, any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)); to the Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property, in effect at the time of origination of such Mortgage Loan, to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged
Property (unless grandfathered with respect thereto or affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)), and no improvements on adjoining properties encroached upon such
Mortgaged Property to any material extent. For purposes of this paragraph, a
Mortgaged Property shall be deemed "grandfathered" with respect to any laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property, if and to the extent that any of the construction, occupancy, use and operation of such
Mortgaged Property: (A) conformed in all material respects with such laws, zoning ordinances, rules, covenants and restrictions affecting the improvements on the related Mortgaged Property at the time the improvements on the related
Mortgaged Property were initially constructed or put into operation; and/or (B)
was not addressed or otherwise prohibited by any such laws, zoning ordinances, rules, covenants and restrictions affecting the related Mortgaged Property at the time the improvements on the related Mortgaged Property were initially constructed or put into operation.

            (xxxii)   Property Financial Statements. The related Mortgagor has
covenanted in the related Mortgage Loan documents to deliver to the mortgagee annual operating statements, rent rolls and related information of each related
Mortgaged Property and annual financial statements. If such Mortgage Loan had an original principal balance greater than $15 million, the related Mortgagor has covenanted to provide such operating statements, rent rolls and related information on a quarterly basis. If such Mortgage Loan has an original principal balance equal to or greater than $20 million, the related Mortgagor, if it obtains an audited financial statement, is required to provide a copy thereof to the holder of such Mortgage Loan at the related mortgagee's request.

            (xxxiii)  Single Purpose Entity. If such Mortgage Loan has a Cut-off
Date Balance in excess of $25 million, then the related Mortgagor is obligated by its organizational documents and the related Mortgage Loan documents to be a
Single Purpose Entity for so long as such Mortgage Loan is outstanding; and, if such Mortgage Loan has a Cut-off Date Balance greater than $5 million and less than $25 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related
Mortgaged Property and no other material assets, except such as are incidental to the ownership of such Mortgaged Property for so long as such Mortgage Loan is outstanding. For purposes of this representation, "Single Purpose Entity" means an entity whose organizational documents or

                                      B-11

the related Mortgage Loan documents provide substantially to the effect that such entity: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing such Mortgage Loan,
(B) may not engage in any business unrelated to the related Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged
Properties and (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan documents. If such Mortgage Loan has an initial principal balance of $25 million and above and the related Mortgagor is a single member limited liability company, such Mortgagor's organizational documents provide that such Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of its sole member and is organized in a jurisdiction that provides for such continued existence and there was obtained opinion of counsel confirming such continued existence. If such
Mortgage Loan has, or is part of a group of Mortgage Loans with affiliated
Mortgagors having, a Cut-off Date Balance equal to or greater than 2% of the
Initial Pool Balance, or if such Mortgage Loan has an original principal balance equal to or greater than $25 million, there was obtained an opinion of counsel regarding non-consolidation of such Mortgagor.

            (xxxiv)   Advancing of Funds. No advance of funds has been made,
directly or indirectly, by the originator or the Seller to the related Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Seller, no funds have been received from any Person other than such
Mortgagor for or on account of payments due on the related Mortgage Note.

            (xxxv)    Legal Proceedings. To the Seller's actual knowledge,
there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related
Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged
Property, would materially and adversely affect the value of such Mortgaged
Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            (xxxvi)   Originator Duly Authorized. To the extent required under
applicable law as of the Closing Date, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related
Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

            (xxxvii)  Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan and any such fees and expenses are the obligation of the Mortgagor under the terms of the Mortgage.

            (xxxviii) Cross-Collateralization. The related Mortgaged Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund and, if such Mortgage Loan is
cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund, except that a Trust Mortgage Loan that is part of a Loan
Combination is

                                      B-12

secured by one or more Mortgaged Properties that also secure the related
Non-Trust Mortgage Loan(s). The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee.

            (xxxix)   Flood Hazard Insurance. None of the improvements on any
related Mortgaged Property are located in a flood hazard area as defined by the
Federal Insurance Administration or, if any portion of the improvements on the related Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards falling within zones A or V in the national flood insurance program, the Mortgagor has obtained and is required to maintain flood insurance.

            (xl)      Engineering Assessments. One or more engineering
assessments or updates of a previously conducted engineering assessment were performed by an Independent engineering consulting firm with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off
Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) and or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided, (B) repairs have been made or
(C) the scope of the deferred maintenance relative to the value of such
Mortgaged Property was de minimis.

            (xli)     Escrows. All escrow deposits and payments relating to such
Mortgage Loan are under control of the Seller or the servicer of such Mortgage
Loan and all amounts required as of the date hereof under the related Mortgage
Loan documents to be deposited by the related Mortgagor have been deposited. The
Seller is transferring to the Trustee all of its right, title and interest in and to such amounts.

            (xlii)    Licenses, Permits and Authorizations. The related
Mortgagor has represented in the related Mortgage Loan documents that, and to the actual knowledge of the Seller, as of the date of origination of such
Mortgage Loan, all material licenses, permits and authorizations then required for use of the related Mortgaged Property by such Mortgagor, the related lessee, franchisor or operator have been issued and were valid and in full force and effect.

            (xliii)   Servicing and Collection Practices. The servicing and
collection practices used by the Seller or, to the Seller's knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all respects legal and have met customary industry standards.

            (xliv)    Fee Simple. Unless such Mortgage Loan is covered by the
representation and warranty in the immediately following paragraph (xlv), such
Mortgage Loan is secured in whole or material part by a fee simple interest.

            (xlv)     Leasehold Interest Only. If such Mortgage Loan is secured
in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

                                      B-13

                (A)   such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the
                      interest of the lessee thereunder to be encumbered by the
                      related Mortgage or, if consent of the lessor thereunder
                      is required, it has been obtained prior to the Closing
                      Date;

                (B)   upon the foreclosure of such Mortgage Loan (or acceptance
                      of a deed in lieu thereof), the Mortgagor's interest in
                      such Ground Lease is assignable to the Trustee (or, in the case of an Outside Serviced Trust Mortgage Loan, to the
                      related Outside Trustee) without the consent of the lessor thereunder (or, if any such consent is required, it has
                      been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the
                      Trustee (or, in the case of an Outside Serviced Trust
                      Mortgage Loan, by the related Outside Trustee) and its
                      successors without a need to obtain the consent of such
                      lessor (or, if any such consent is required, it has been
                      obtained prior to the Closing Date or may not be
                      unreasonably withheld);

                (C)   such Ground Lease may not be amended or modified without
                      the prior written consent of the mortgagee under such
                      Mortgage Loan and any such action without such consent is
                      not binding on such mortgagee, its successors or assigns;

                (D)   unless otherwise set forth in such Ground Lease, such
                      Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the
                      term of such Mortgage Loan;

                (E)   such Ground Lease was in full force and effect as of the
                      date of origination of the related Mortgage Loan and, at
                      the Closing Date, such Ground Lease is in full force and
                      effect; to the actual knowledge of the Seller, except for
                      payments due but not yet 30 days or more delinquent, (1)
                      there is no material default under such Ground Lease, and
                      (2) there is no event which, with the passage of time or
                      with notice and the expiration of any grace or cure
                      period, would constitute a material default under such
                      Ground Lease;

                (F)   such Ground Lease, or an estoppel or consent letter
                      received by the mortgagee under such Mortgage Loan from
                      the lessor, requires the lessor thereunder to give notice
                      of any default by the lessee to such mortgagee; and such
                      Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor,
                      further provides either (1) that no notice of termination
                      given under such Ground Lease is effective against such
                      mortgagee unless a copy has been delivered to the
                      mortgagee in the manner described in such Ground Lease,
                      estoppel or consent

                                      B-14

                      letter or (2) that upon any termination of such Ground
                      Lease the lessor will enter into a new lease with such
                      mortgagee upon such mortgagee's request;

                (G)   based upon the related policy of title insurance, the
                      ground lessee's interest in such Ground Lease is not
                      subject to any liens or encumbrances superior to, or of
                      equal priority with, the related Mortgage, other than the
                      related ground lessor's related fee interest and any
                      Permitted Encumbrances;

                (H)   the mortgagee under such Mortgage Loan is permitted a
                      reasonable opportunity to cure any curable default under
                      such Ground Lease (not less than the time provided to the
                      related lessee under such Ground Lease to cure such
                      default) before the lessor thereunder may terminate or
                      cancel such Ground Lease;

                (I)   such Ground Lease has a currently effective term
                      (including any options exercisable by the holder of the
                      related Mortgage) that extends not less than 20 years
                      beyond the Stated Maturity Date of the related Mortgage
                      Loan;

                (J)   under the terms of such Ground Lease, any estoppel or
                      consent letter received by the mortgagee under such
                      Mortgage Loan from the lessor and the related Mortgage
                      Loan documents, taken together, any related insurance
                      proceeds, other than de minimis amounts for minor
                      casualties, with respect to the leasehold interest, or
                      condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged
                      Property, with the mortgagee or a trustee appointed by it
                      having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases
                      where a provision entitling another party to hold and
                      disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or
                      to the payment of the outstanding principal balance of the
                      Mortgage Loan, together with any accrued interest thereon;

                (K)   such Ground Lease does not impose any restrictions on use
                      or subletting which would be viewed as commercially
                      unreasonable by a prudent commercial mortgage lender;

                (L)   upon the request of the mortgagee under such Mortgage
                      Loan, the ground lessor under such Ground Lease is
                      required to enter into a new lease upon termination of the
                      Ground Lease for any reason prior to the expiration of the term thereof, including as a result of the rejection of
                      the Ground Lease in a bankruptcy of the related Mortgagor
                      unless the mortgagee under such Mortgage Loan fails

                                      B-15

                      to cure a default of the lessee under such Ground Lease
                      following notice thereof from the lessor; and

                (M)   the terms of the related Ground Lease have not been
                      waived, modified, altered, satisfied, impaired, canceled,
                      subordinated or rescinded in any manner which materially
                      interferes with the security intended to be provided by
                      such Mortgage, except as set forth in an instrument or
                      document contained in the related Mortgage File.

            (xlvi)    Fee Simple and Leasehold Interest. If such Mortgage Loan
is secured by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right (subject to the limitations and exceptions set forth in paragraph (v) above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

            (xlvii)   Tax Lot; Utilities. Each related Mortgaged Property
constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

            (xlviii)  Defeasance. If such Mortgage Loan is a Defeasance Mortgage
Loan, the related Mortgage Loan documents require the related Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A)
require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance or (B) require that (1)
defeasance may not occur prior to the second anniversary of the Closing Date,
(2) the Defeasance Collateral must be government securities within the meaning of Treasury regulations section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage Loan that it matures on its Anticipated Repayment Date or on the date when any open prepayment period set forth in the related Mortgage Loan documents commences) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage
Loan equal to at least 110% of the allocated loan amount of the portion of the
Mortgaged Property being released, (3) an independent accounting firm (which may be the Mortgagor's independent accounting firm) certify that the Defeasance
Collateral is sufficient to make such payments, (4) such Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan (or by the Mortgagor with the approval of such lender), and (5) counsel provide an opinion letter to the effect that the Trustee (or, in the case of an Outside
Serviced Trust Mortgage Loan, the related Outside Trustee) has a perfected security interest in such Defeasance Collateral prior to any other claim or interest.

                                      B-16

            (xlix)    Primary Servicing Rights. Except with respect to the
Outside Servicers, no Person has been granted or conveyed the right to primary service such Mortgage Loan or receive any consideration in connection therewith except (A) as contemplated in this Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer, (B) as has been conveyed to the Master Servicer, in its capacity as a primary servicer, or (C) as has been terminated.

            (l)       Mechanics' and Materialmen's Liens. As of origination and, to the Seller's actual knowledge, as of the Closing Date, (A) the related
Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded, insured against or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)). The Seller has not received actual notice with respect to such
Mortgage Loan that any mechanics' and materialmen's liens have encumbered such
Mortgaged Property since origination that have not been released, bonded, insured against or escrowed for.

            (li)      Due Date. Subject to any business day convention imposed
by the related loan documents, the Due Date for such Mortgage Loan is scheduled to be the first day, the seventh day, the tenth day or the eleventh day of each month.

            (lii)     Assignment of Leases. Subject only to Permitted
Encumbrances, the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions and limitations in paragraph (v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related
Mortgaged Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases;
and each assignor thereunder has the full right to assign the same.

            (liii)    Mortgagor Formation or Incorporation. To the Seller's
knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

            (liv)     No Ownership Interest in Mortgagor. The Seller has no
ownership interest in the related Mortgaged Property or the related Mortgagor other than as the holder of such Mortgage Loan being sold and assigned, and neither the Seller nor any affiliate of the Seller has any obligation to make any capital contributions to the related Mortgagor under the Mortgage or any other related Mortgage Loan document.

            (lv)      No Undisclosed Common Ownership. To the Seller's
knowledge, except where multiple properties secure an individual Mortgage Loan and except for properties securing Mortgage Loans that are cross-defaulted and cross-collateralized, no two properties securing Mortgage Loans are directly or indirectly under common ownership.

                                      B-17

            (lvi)     Loan Outstanding. Such Mortgage Loan has not been
satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

            (lvii)    Usury. Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

            (lviii)   ARD Mortgage Loan. If such Mortgage Loan is an ARD
Mortgage Loan, then:

                   (A)   the related Anticipated Repayment Date is not less than
                         five years from the origination date for such Mortgage
                         Loan;

                   (B)   such Mortgage Loan provides that from the related
                         Anticipated Repayment Date through the maturity date
                         for such Mortgage Loan, all excess cash flow (net of
                         normal monthly debt service on such Mortgage Loan,
                         monthly expenses reasonably related to the operation of
                         the related Mortgaged Property, amounts due for
                         reserves established under such Mortgage Loan, and
                         payments for any other expenses, including capital
                         expenses, related to such Mortgaged Property which are
                         approved by mortgagee) will be applied to repay
                         principal due under such Mortgage Loan;

                   (C)   no later than the related Anticipated Repayment Date,
                         the related Mortgagor is required (if it has not
                         previously done so) to enter into a "lockbox agreement"
                         whereby all revenue from the related Mortgaged Property
                         will be deposited directly into a designated account
                         controlled by the mortgagee under such Mortgage Loan;
                         and

                   (D)   the interest rate of such Mortgage Loan will increase
                         by at least two (2) percentage points in connection
                         with the passage of its Anticipated Repayment Date.

            (lix)     Appraisal. An appraisal of the related Mortgaged Property
was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of
Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial
Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

            For purposes of the foregoing representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth above, the actual state of knowledge of the Seller at the time of the origination of the particular
Mortgage Loan regarding the matters referred to, in each case after having conducted such inquiry and due diligence into such matters as is customarily performed by the Seller in connection with such matters with respect o the origination by Seller of multifamily or

                                      B-18

commercial (as applicable) mortgage loans intended for securitization and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth above, the actual state of the Seller's knowledge, at the time of the origination of the particular Mortgage Loan regarding the matters referred to, in each case without any express or implied obligation to make any inquiry or conduct any due diligence.

            For purposes of the foregoing representations and warranties, the phrases "would be considered prudent by an institutional commercial mortgage lender" or "consistent with the practices of prudent commercial mortgage lenders" or "customarily performed by prudent commercial mortgage lenders" or
"would not be viewed as commercially unreasonable by a prudent commercial mortgage lender" and/or other references to "prudent commercial mortgage lender(s)" shall, in each case, mean the subject action, inaction, consideration, determination, or lending practice would be reasonably consistent with the practices or procedures commonly followed (at the time the subject action, inaction, consideration, determination, or lending practice occurred) by commercial mortgage lenders originating fixed-rate mortgage loans for securitization similar to the Mortgage Loans, which practices or procedures, in each case, would be commonly applicable at such time taking into account the facts, circumstances and characteristics of the subject Mortgage Loan.

                                      B-19

                                   SCHEDULE I

                                 LB-UBS 2007-C1

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

---------------------------------------------------------------------------------------------------------------------

Control No.    Representation          Property                     Issue
---------------------------------------------------------------------------------------------------------------------

               (v)                     Trophy Properties            The loan is full recourse to borrower until the
                                       Portfolio                    debt service coverage ratio for the trailing
               Loan Document Status                                 twelve month period is 1.20  on a 30 year
                                       Prime Apartment Portfolio    amortization schedule.

                                       2238 Hyde

                                       737 Pine

                                       325 9th Avenue
---------------------------------------------------------------------------------------------------------------------

               (v)                     Sheraton LA                  The key principal executed a shortfall guaranty
                                                                    for all vacant space in excess of 8%, at a
               Loan Document Status                                 minimum of market rent, which extends five years
                                                                    beyond the loan term and includes a guaranty of
                                                                    all TI/LC at the property. In addition, the key
                                                                    principal provided a partial payment guaranty of
                                                                    up to $10 million until a debt service coverage
                                                                    test is met and a guaranty of any property
                                                                    improvement plan work in excess of the property
                                                                    improvement plan escrow.
---------------------------------------------------------------------------------------------------------------------

               (v)                     CVS Vero Beach               There is no indemnity and guaranty for
                                                                    nonrecourse carveouts by any guarantor. The
               Loan Document Status                                 borrower and the key principal are recourse for
                                                                    losses in connection with three items existing
                                                                    on the title.
---------------------------------------------------------------------------------------------------------------------

               (v)                     Hy-Vee - 51st Street         There is no indemnity and guaranty for
                                                                    nonrecourse carveouts by any guarantor.
               Loan Document           Hy-Vee - Cedar
---------------------------------------------------------------------------------------------------------------------

                                     Sch I-1

---------------------------------------------------------------------------------------------------------------------

Control No.    Representation          Property                     Issue
---------------------------------------------------------------------------------------------------------------------

               Status                  Rapids

                                       Hy-Vee - Olathe

                                       Hy-Vee - Grand Avenue

                                       Hy-Vee - Columbus

                                       CVS Chester

                                       Walgreens Loganville

                                       Walgreens New Castle

                                       Walgreens Canton

                                       Walgreens Parkville

                                       Walgreens Natchez
---------------------------------------------------------------------------------------------------------------------

               (v)                     Gypsum Mills                 The loan is recourse to the borrower and key
                                                                    principal for losses if the borrower fails to
               Loan Document Status                                 comply with the age restrictions requirements in
                                                                    connection with leasing.

                                                                    The loan is recourse to the borrower and key
                                                                    principal for losses relating to the mobile
                                                                    homes that encroach on existing easements.
---------------------------------------------------------------------------------------------------------------------

               (v)                     Hampton Inn - Cedar          The loan is full recourse to the borrower and
                                       Rapids                       key principal until (i) the work in connection
               Loan Document Status                                 with the PIP is completed and (ii) the debt
                                                                    service coverage ratio is equal to 1.35 for the
                                                                    trailing 12 months based on a 25 year
                                                                    amortization schedule, which trailing 12 month
                                                                    period starts upon the completion of the PIP
                                                                    work.
---------------------------------------------------------------------------------------------------------------------

               (v)                     Penn Medical                 Guarantors executed an insurance shortfall
                                                                    guaranty with a cap of
---------------------------------------------------------------------------------------------------------------------

                                     Sch I-2

---------------------------------------------------------------------------------------------------------------------

Control No.    Representation          Property                     Issue
---------------------------------------------------------------------------------------------------------------------

                                                                    $650,000 plus enforcement costs.
               Loan Document Status
---------------------------------------------------------------------------------------------------------------------

               (v)                     Hillcrest Oaks Apartments    Key principal is recourse for the deductible in
                                                                    connection with the general liability policy for
               Loan Document Status                                 any amount greater than the approved deductible
                                                                    as provided in the documents.
---------------------------------------------------------------------------------------------------------------------

               (v)                     Holiday Inn - Ashville       The loan is recourse to the borrower and key
                                                                    principal upon loss of  the flag and reissuance
               Loan Document Status    Sheraton LA                  of a comfort level.

                                       Hilton Garden Inn

                                       Hampton Inn-Cedar Rapids
---------------------------------------------------------------------------------------------------------------------

               (v)                     Walgreens Miramar            The borrower and key principal are recourse for
                                                                    losses in connection with the punchlist received
               Loan Document Status                                 simultaneously with closing.
---------------------------------------------------------------------------------------------------------------------

               (v)                     River Street                 The loan is full recourse to the borrower and
                                                                    key principal for losses incurred by the lender
               Loan Document Status                                 as a result of a casualty and the lender being
                                                                    unable to rebuild a multifamily building with 99
                                                                    units.
---------------------------------------------------------------------------------------------------------------------

               (v)                     Greenfield Mobile Home       The loan becomes full recourse to Patrick J.
                                       Park                         Quinn if at any time during the first 2 years of
               Loan Document Status                                 the loan term the debt service coverage ratio is
                                                                    less than 1.10. Full recourse terminates once
                                                                    the debt service coverage ratio exceeds 1.20.
                                                                    [Recourse terminates automatically after the
                                                                    first 2 years of the loan term if the debt
                                                                    service coverage ratio exceeds 1.10 on the
                                                                    second anniversary the loan closing.]
---------------------------------------------------------------------------------------------------------------------

                                     Sch I-3

---------------------------------------------------------------------------------------------------------------------

Control No.    Representation          Property                     Issue
---------------------------------------------------------------------------------------------------------------------

               (v)                     All Citizens Loans           A natural person did not provide the guaranty
                                                                    for nonrecourse carveouts.
               Loan Document Status    Four Times Square

                                       Hilton Garden Inn
---------------------------------------------------------------------------------------------------------------------

N/A            (v)                     All Properties               With respect to the nonrecourse carveout
                                                                    guarantee concerning fraud, certain of the
               Loan Document Status                                 guarantors have only agreed to be liable in
                                                                    connection with and to the extent of any
                                                                    material fraud or material intentional fraud or
                                                                    material misrepresentations or material
                                                                    intentional misrepresentation by the related
                                                                    mortgagor.

                                                                    With respect to the nonrecourse carveout
                                                                    covering misapplication or misappropriation,
                                                                    some guarantors have agreed to cover
                                                                    "misapplication or conversion" or
                                                                    "misappropriation or conversion" and some such
                                                                    non-recourse carve-outs apply only during the
                                                                    continuance of an event of default.

                                                                    Certain of the loans are recourse in limited
                                                                    circumstances.
---------------------------------------------------------------------------------------------------------------------

               (viii)                  Walgreens Canton             Tenant is entitled to award in connection with
                                                                    any condemnation insofar as the same represents
               No Material Damage                                   compensation for/or damage to tenant's fixtures,
                                                                    equipment, leasehold improvements or other
                                                                    property and moving expenses as well as 1/2 the
                                                                    value of the loss of the leasehold estate (i.e.
                                                                    the value to tenant of the unexpired balance of
                                                                    the lease terms as of the date of such taking,
                                                                    regardless of how such loss of leasehold is
                                                                    described or named under the law of the state
                                                                    where premises are located). Also, tenant is
                                                                    entitled to entire award for any temporary
                                                                    construction
---------------------------------------------------------------------------------------------------------------------

                                     Sch I-4

---------------------------------------------------------------------------------------------------------------------

Control No.    Representation          Property                     Issue
---------------------------------------------------------------------------------------------------------------------

                                                                    easement. Landlord is entitled to award insofar
                                                                    as same represents compensation for/damage to the
                                                                    fee remainder.
---------------------------------------------------------------------------------------------------------------------
                                                                    With respect to any  casualties in excess of $750
               (xii)                   Four Times Square            million the borrower  carries  coverage through a
                                                                    captive insurance company.
               Property Insurance
---------------------------------------------------------------------------------------------------------------------
                                                                    Tenant has the right to self insure subject to
               (xii)                   CVS Vero Beach               certain requirements, however, if, at any time,
                                                                    the insurance maintained by the tenant does not
               Property Insurance                                   fully comply with the  requirements set forth in
                                                                    the mortgage, then the borrower will immediately
                                                                    procure and maintain primary or excess and
                                                                    contingent insurance so that the insurance
                                                                    requirements set forth in the mortgage are
                                                                    satisfied.
---------------------------------------------------------------------------------------------------------------------
                                                                    Tenant self  insures, provided that it maintains
               (xii)                   Hy-Vee - 51st Street         a net worth determined in accordance with
                                                                    generally accepted accounting principles and
               Property Insurance      Hy-Vee - Cedar Rapids        practices greater than $100,000,000 and there is
                                                                    no rating requirement with respect to the tenant.
                                       Hy-Vee - Olathe
                                                                    Lender did not require business interruption
                                       Hy-Vee - Grand Avenue        insurance as per the terms of the mortgage loan
                                                                    documents.
                                       Hy-Vee - Columbus
                                                                    With respect to the general liability insurance,
                                                                    coverage from Employer Mutual Casualty Company,
                                                                    having a rating of BBB by  Standard & Poor's was
                                                                    permitted under the loan documents.
---------------------------------------------------------------------------------------------------------------------

               (xii)                   Tradewinds Apartments        The current policies maintained as of the
                                                                    closing date by the borrower are deemed
               Property Insurance                                   acceptable until 9/4/07, at which time the
                                                                    borrower will maintain the policies required
                                                                    under the mortgage.
---------------------------------------------------------------------------------------------------------------------

                                     Sch I-5

---------------------------------------------------------------------------------------------------------------------

Control No.    Representation          Property                     Issue
---------------------------------------------------------------------------------------------------------------------

               (xii)                   Eckerd Portfolio             Eckerd currently carries the insurance.

               Property Insurance
---------------------------------------------------------------------------------------------------------------------

               (xii)                   Tractor Supply               Insurance for acts of terrorism is not in
                                                                    place. A key principal has guaranteed any
               Property Insurance                                   losses due to a  casualty caused by acts of
                                                                    terrorism.
---------------------------------------------------------------------------------------------------------------------

               (xii)                   Greenfield Mobile Home       Borrower is not required to insure occupant
                                       Park                         improvements.
               Property Insurance
---------------------------------------------------------------------------------------------------------------------

               (xii)                   Rite Aid - La Plata          Insurance for acts of terrorism is not in place.

               Property Insurance      CVS-Chester
---------------------------------------------------------------------------------------------------------------------

               (xii)                   Walgreens Loganville         Tenant self insures.

               Property Insurance      Walgreens New Castle

                                       Walgreens Canton

                                       Walgreens Parkville

                                       Walgreens Miramar

                                       Walgreens Natchez
---------------------------------------------------------------------------------------------------------------------

               (xii)                   All Citizens Loans           A $6,000,000 environmental reserve was created by
                                                                    the tenant at the time the properties were
               Property Insurance                                   acquired to cover certain potential remediation
                                                                    costs at certain properties. The borrower may
                                                                    perform Phase II testing on certain properties to
                                                                    determine whether any such remediation is
                                                                    necessary. In addition, an environmental
                                                                    insurance policy was purchased on behalf of the
                                                                    borrowers to
---------------------------------------------------------------------------------------------------------------------

                                     Sch I-6

---------------------------------------------------------------------------------------------------------------------

Control No.    Representation          Property                     Issue
---------------------------------------------------------------------------------------------------------------------

                                                                    cover potential remediation costs.
---------------------------------------------------------------------------------------------------------------------

                                     Sch I-7

---------------------------------------------------------------------------------------------------------------------
N/A            (xii)                   Certain Properties,          The business interruption policy is in an amount
                                                                    sufficient to provide proceeds which will cover
               Property Insurance                                   the actual loss of income sustained during the
                                                                    actual period of restoration.
---------------------------------------------------------------------------------------------------------------------

N/A            (xii)                   All Properties               With respect to certain mortgage loans, the
                                                                    lender accepted comprehensive liability insurance
               Property Insurance                                   in an amount less than that required by the loan
                                                                    documents, provided, however, that all the
                                                                    mortgage loans provide a primary general
                                                                    liability policy of at least $1,000,000 per
                                                                    occurrence with $2,000,000 in the aggregate.
---------------------------------------------------------------------------------------------------------------------

               (xvi)                   Trophy Properties            Mezzanine debt is in place.
                                       Portfolio
               Subordinate Debt
                                       Prime Apartment
                                       Properties Portfolio

                                       2238 Hyde

                                       737 Pine

                                       325 9th Avenue
---------------------------------------------------------------------------------------------------------------------

               (xvi)                   Four Times Square            The borrowers are permitted to procure mezzanine
                                                                    debt subject to the terms of the loan
               Subordinate Debt        All Citizens Loans           documents.

                                       CVS Vero Beach

                                       Hy-Vee - 51st Street

                                       Hy-Vee - Cedar Rapids

                                       Hy-Vee - Olathe

                                       Hy-Vee - Grand Avenue

                                       Hy-Vee - Columbus

                                       CVS Chester
---------------------------------------------------------------------------------------------------------------------

                                     Sch I-8

---------------------------------------------------------------------------------------------------------------------
                                       Walgreens Loganville

                                       Walgreens New Castle

                                       Walgreens Canton

                                       Walgreens Parkville

                                       Walgreens Columbus

                                       Walgreens Miramar

                                       Walgreens Natchez

                                       CVS Garfield
---------------------------------------------------------------------------------------------------------------------

N/A            (xvi)                   All Properties               The loan documents allow the borrower to incur
                                                                    certain trade payables and equipment financing up
               Subordinate Debt                                     to a predetermined amount, which is generally
                                                                    less than or equal to 5% of the loan amount.
---------------------------------------------------------------------------------------------------------------------

               (xix)                   All Citizens Loans           No natural person has provided an environmental
                                                                    indemnity.
               Environmental           CVS Vero Beach
               Conditions
                                       Hy-Vee - 51st Street

                                       Hy-Vee - Cedar Rapids

                                       Hy-Vee - Olathe

                                       Hy-Vee - Grand Avenue

                                       Hy-Vee - Columbus

                                       CVS Chester

                                       Walgreens Loganville

                                       Walgreens New
---------------------------------------------------------------------------------------------------------------------

                                     Sch I-9

---------------------------------------------------------------------------------------------------------------------
                                       Castle

                                       Keystone Corporate Square

                                       Walgreens Canton

                                       Walgreens Parkville

                                       Walgreens Natchez

                                       Hilton - Garden Inn
-----------------------------------------------------------------------------------------------------------------------

               (xix)                   All Citizens Loans           A $6,000,000 environmental reserve was created by
                                                                    the tenant at the time the properties were
               Environmental                                        acquired to cover certain potential remediation
               Conditions                                           costs at certain properties. The borrower may
                                                                    perform Phase II testing on certain properties to
                                                                    determine whether any such remediation is
                                                                    necessary. In addition, an environmental
                                                                    insurance policy was purchased on behalf of the
                                                                    borrowers to cover potential remediation costs.
-----------------------------------------------------------------------------------------------------------------------

               (xxv)                   Four Times Square            The borrowers are permitted to procure mezzanine
                                                                    debt subject to the terms of the loan
               Due-on-Encumbrance      All Citizens Loans           documents.

                                       CVS Vero Beach

                                       Hy-Vee - 51st Street

                                       Hy-Vee - Cedar Rapids

                                       Hy-Vee - Olathe

                                       Hy-Vee - Grand Avenue

                                       Hy-Vee - Columbus

                                       CVS Chester

                                       Walgreens Loganville

                                       Walgreens New
---------------------------------------------------------------------------------------------------------------------

                                    Sch I-10

---------------------------------------------------------------------------------------------------------------------
                                       Castle

                                       Walgreens Canton

                                       Walgreens Parkville

                                       Walgreens Columbus

                                       Walgreens Miramar

                                       Walgreens Natchez

                                       CVS Garfield
---------------------------------------------------------------------------------------------------------------------

               (xxv)                   All Citizens Loans           Future mezzanine debt is permitted subject to
                                                                    certain conditions including a combined debt
               Due-on-Encumbrance                                   service coverage ratio of 1.00x or greater and a
                                                                    combined loan to value ratio of 95% or less.
---------------------------------------------------------------------------------------------------------------------

N/A            (xxv)                   All Properties               The loan documents allow the borrower to incur
                                                                    certain trade payables and equipment financing up
               Due-on-Encumbrance                                   to a predetermined amount, which is generally
                                                                    less than or equal to 5% of the loan amount.
---------------------------------------------------------------------------------------------------------------------

               (xxvi)                  AXA Building                 (i) RCG Longview has the right to purchase the
                                                                    interest in the borrower held by the Key
               Due-on-Sale                                          Principals without consent or fee, provided the
                                                                    borrower structure must conform to a typical
                                                                    conduit structure and if there is a change in day
                                                                    to day effective control a substitute guarantor
                                                                    must be provided for the obligation of the Key
                                                                    Principals under the carve-out guaranty and the
                                                                    Hazardous Substances Indemnity Agreement; (ii)
                                                                    subject to certain conditions set forth in the
                                                                    mortgage, RCG Longview may transfer its interests
                                                                    to another Affiliate; (iii) the Key Principals
                                                                    have the right to purchase the interests in the
                                                                    borrower held by RCG Longview, without consent or
                                                                    fee, provided the borrower structure must conform
                                                                    to a typical conduit structure, and provided
---------------------------------------------------------------------------------------------------------------------

                                    Sch I-11

---------------------------------------------------------------------------------------------------------------------
                                                                    there is no change in the day-to day control of
                                                                    the borrower.
---------------------------------------------------------------------------------------------------------------------
                                                                    Interests in borrower may be transferred to any
               (xxvi)                  All Citizens Loans           entity in which UBS Real Estate Investments Inc.
                                                                    ("UBSREI") or UBS AG (or any of their respective
               Due-on-Sale             Hy-Vee - 51st Street         affiliates) holds any interests or investment in
                                                                    and to any entity in which UBSREI or UBS AG is
                                       Hy-Vee - Cedar Rapids        merged into or consolidated with. Additionally,
                                                                    UBSREI may, without the consent of lender,
                                       Hy-Vee - Olathe              transfer or assign, or cause the transfer or
                                                                    assignment of, all or any portion of the direct
                                       Hy-Vee - Grand Avenue        or indirect interests in borrower or may permit a
                                                                    transfer, directly or indirectly, of any direct
                                       Hy-Vee - Columbus            or indirect interest in UBSREI or borrower, to
                                                                    (x) any fund advised by UBSREI or an "affiliate"
                                       CVS Chester                  of UBSREI, or (y) any other entity as long as, in
                                                                    the case of this clause (y) only, UBSREI, an
                                       Walgreens Loganville         affiliate of UBSREI, or a fund advised by UBSREI
                                                                    or an affiliate of UBSREI either directly or
                                       Walgreens New Castle         indirectly (1) "controls" such entity or (2) is
                                                                    empowered to conduct, (or directly or indirectly
                                       Walgreens Columbus           controls an entity that is empowered to conduct),
                                                                    all day-to-day management of the Mortgaged
                                       Walgreens Natchez            Property and, subject to obtaining the consent of
                                                                    other persons or entities that may have an
                                       CVS Garfield                 interest therein, has the right to participate in
                                                                    (or directly or indirectly controls an entity
                                                                    that has the right to participate in), all
                                                                    day-to-day management of the Mortgaged Property.

                                                                    Additionally, nothing in the loan documents
                                                                    restricts the right of UBSREI to engage in
                                                                    repurchase transactions or any pledge,
                                                                    hypothecation, or re-hypothecation transaction
                                                                    with respect to its indirect ownership of the
                                                                    partnership interests in borrower.

                                                                    With respect to the Citizens Loans there
---------------------------------------------------------------------------------------------------------------------

                                    Sch I-12

---------------------------------------------------------------------------------------------------------------------
                                                                    has been an pre-approved transfer in change of
                                                                    control to (i) Citizens Bank and its affiliates
                                                                    pursuant to rights of first offer under the
                                                                    leases, (ii)American Financial Realty Trust and
                                                                    its affiliates pursuant to the right of first
                                                                    offer provisions in the organizational documents
                                                                    of the borrower or its affiliates and (iii) to
                                                                    entities owned and controlled by any one of the
                                                                    following or any affiliates of any such entities:
                                                                    Nicholas Schorsch, William Kahane or GF Capital,
                                                                    pursuant to the loan documents.
---------------------------------------------------------------------------------------------------------------------

               (xxvi)                  All Citizens Loans           Certain transfers of interests in the borrower,
                                                                    including transfers of controlling interests
               Due-on-Sale                                          and/or certain transfers of the property to
                                                                    pre-approved persons or entities, in either case
                                                                    without the consent of the mortgagee, provided
                                                                    certain conditions have been satisfied.
---------------------------------------------------------------------------------------------------------------------

N/A            (xxvi)                  All Properties               Most of the loan documents provide that transfers
                                                                    of direct and/or indirect interest in the related
               Due-on-Sale                                          mortgagor and/or the related mortgaged property
                                                                    upon  the death of any natural person which holds
                                                                    such interest(s) will not constitute a transfer
                                                                    of direct and/or indirect interest  in mortgagor
                                                                    and/or mortgaged property so long as, among
                                                                    other things as set forth in loan documents: (i)
                                                                    all of the direct and/or indirect interests of
                                                                    such decedent in the mortgagor and/or the
                                                                    mortgaged property are held and remain the
                                                                    property of the legal representative of such
                                                                    decedent's estate; (ii) the mortgaged property
                                                                    continues to be managed in a manner acceptable to
                                                                    the mortgagee and (iii) within thirty (30) days
                                                                    of such death, mortgagor delivers notice thereof
                                                                    to the mortgagee and thereafter provides the
                                                                    mortgagee with such information as may be
                                                                    reasonably requested by the mortgagee as to the
                                                                    continued management of the mortgaged property.
---------------------------------------------------------------------------------------------------------------------

                                    Sch I-13

---------------------------------------------------------------------------------------------------------------------

               (xxvii)                 All Citizens Loans           The mortgage loans to the affiliated mortgagors
                                                                    constitute more than 5% of the initial pool
               Mortgagor               State Street Building        balance.
               Concentration
                                       All Lembi Portfolio
                                       Properties

                                       Four Times Square
---------------------------------------------------------------------------------------------------------------------

                                    Sch I-14

---------------------------------------------------------------------------------------------------------------------
               (xxix)                  All Citizens Loans           Only a portion of the properties with respect to
                                                                    these loans were inspected.
               Inspection
---------------------------------------------------------------------------------------------------------------------

               (xxx)                   Gypsum Mill Mobile Home      At closing, a parcel containing approximately 25
                                       Park                         mobile homes and a golf course was included in
               Property Release                                     the mortgaged property because the parcel had not
                                                                    yet been subdivided. Once the parcel is
                                                                    subdivided, the portion of that parcel containing
                                                                    the golf course will be released, subject to
                                                                    borrower's satisfaction of several conditions set
                                                                    forth in the mortgage.
---------------------------------------------------------------------------------------------------------------------

               (xxx)                   All Citizens Loans           The loan documents for these loans permit partial
                                                                    defeasance on a property-by-property basis by
               Property Release                                     providing defeasance collateral of 100% of the
                                                                    allocated loan amount for the property being
                                                                    released.
---------------------------------------------------------------------------------------------------------------------

               (xxxi)                  CVS Vero Beach               A final plat of the mortgaged property is in the
                                                                    process of being recorded, however, pursuant to a
               Qualifications;                                      letter from the Senior Planner of the Indian
               Licensing; Zoning                                    River County Board  of County Commissioners, the
                                                                    property is a legal lot that may be separately
                                                                    conveyed, mortgaged and foreclosed upon.
---------------------------------------------------------------------------------------------------------------------

               (xxxi)                  Gypsum Mill Mobile Home      As of closing, one parcel is in the process of
                                       Park                         being subdivided. Once that parcel is properly
               Qualifications;                                      subdivided, the portion of that parcel that is
               Licensing; Zoning                                    outside the mobile home park (which is improved
                                                                    by a golf course) will be released from the lien
                                                                    of the mortgage subject to borrower's
                                                                    satisfaction of several conditions set forth in
                                                                    the mortgage.
---------------------------------------------------------------------------------------------------------------------

               (xxxi)                  River Street Apartments      A certificate of occupancy is not available in
                                                                    the town records. The absence of a certificate of
               Qualifications;                                      occupancy will not give rise to enforcement
               Licensing; Zoning                                    action. In addition there is a recourse carveout
                                                                    in
---------------------------------------------------------------------------------------------------------------------

                                    Sch I-15

---------------------------------------------------------------------------------------------------------------------
                                                                    the Guaranty for any loss, cost or damage due to
                                                                    unavailablity of a certificate of occupancy.
---------------------------------------------------------------------------------------------------------------------

               (xxxi)                  Bear Pointe Apartments       The mortgaged property is nonconforming as to
                                                                    parking until such time as 13 additional parking
               Qualifications;                                      spaces are striped as per the approved site
               Licensing; Zoning                                    plan. Mortgagor acknowledges in the related loan
                                                                    documents that the current striping for the
                                                                    parking at the mortgaged property may provide
                                                                    slightly less parking spaces than currently
                                                                    required by the applicable zoning laws regarding
                                                                    parking. Mortgagor further covenants that within
                                                                    180 days of the date of the mortgage, mortgagor
                                                                    will undertake to correct the zoning violation
                                                                    pursuant to the requirements set forth in the
                                                                    mortgage. In the event mortgagor fails to do so,
                                                                    such failure shall be deemed an event of default
                                                                    under the related loan documents and entitle the
                                                                    lender to undertake such remedial work on
                                                                    mortgagor's behalf and at mortgagor's expense if
                                                                    the lender so elects. The lender has also
                                                                    required that mortgagor provide an initial
                                                                    reserve in the amount $3,986.20 to be used in
                                                                    connection with correcting the zoned violation;
                                                                    which said amount is based on an estimate for the
                                                                    work necessary to complete the work to correct
                                                                    such zoning violation.
---------------------------------------------------------------------------------------------------------------------

               (xxxi)                  All Citizens Loans           Seller did not perform full due diligence with
                                                                    respect to the compliance of all properties in
               Qualifications;                                      respect of these loans with applicable laws,
               Licensing; Zoning                                    zoning ordinances and the like since all such
                                                                    compliance is the responsibility of the tenants
                                                                    of such properties, which tenants are investment
                                                                    grade.
---------------------------------------------------------------------------------------------------------------------

               (xxxii)                 Sheraton LA                  [The borrower is only obligated to submit rent
                                                                    rolls upon request of the lender.]
               Property Financial
---------------------------------------------------------------------------------------------------------------------

                                    Sch I-16

---------------------------------------------------------------------------------------------------------------------
               Statements
---------------------------------------------------------------------------------------------------------------------
               (xxxii)                 Gypsum Mill Mobile Home      The borrower is not required to deliver audited
                                       Park                         financial statements.
               Property Financial
               Statements              Costanza Portfolio
---------------------------------------------------------------------------------------------------------------------

               (xxxiii)                Trophy Properties            Because the loans are fully guaranteed by the
                                       Portfolio                    principals, non consolidation opinions were not
               Single Purpose Entity                                provided.
                                       Prime Apartment Portfolio

                                       2238 Hyde

                                       737 Pine

                                       325 9th Avenue
---------------------------------------------------------------------------------------------------------------------

               (xxxiii)                Hilton Garden Inn            The borrowing entity is not a single purpose
                                                                    entity.
               Single Purpose Entity
---------------------------------------------------------------------------------------------------------------------

N/A            (xxxiii)                All Properties               Certain borrowers, including the borrowers with
                                                                    respect to [___] may be recycled entities.
               Single Purpose Entity
---------------------------------------------------------------------------------------------------------------------

               (xxxv)                  Trophy Properties            Frank and Walter Lembi, and certain entities
                                       Portfolio                    controlled by them, are parties to litigation
               Legal Proceedings                                    involving a group of tenants and the City and
                                       Prime Apartment Portfolio    County of San Francisco.

                                       2238 Hyde

                                       737 Pine

                                       325 9th Avenue
---------------------------------------------------------------------------------------------------------------------

               (xxxv)                  Costanza Portfolio           Mortgage permits a transfer of the TIC borrower
                                                                    owning 19% of the property to Joseph A. Fiorie,
               Legal Proceedings                                    who currently has an $88,955 federal tax lien
                                                                    filed against him. According to a letter from
                                                                    Mr. Fiorie to the lender, he has agreed with the
                                                                    IRS to
---------------------------------------------------------------------------------------------------------------------

                                    Sch I-17

---------------------------------------------------------------------------------------------------------------------
                                                                    an installment plan to payback this debt and
                                                                    release the lien. One of the conditions to the
                                                                    transfer of the TIC borrower is that Mr. Fiorie
                                                                    pay the debt in full the and have the lien
                                                                    released.
---------------------------------------------------------------------------------------------------------------------

               (xxxix)                 Greenfield Mobile Home       There is no flood insurance for improvements as
                                       Park                         there are no improvements belonging to the
               Flood Hazard                                         borrower on the mortgaged property.
               Insurance
---------------------------------------------------------------------------------------------------------------------

               (xlii)                  River Street Apartments      a certificate of occupancy is not available in
                                                                    the town records. The absence of a certificate of
               Licenses, Permits                                    occupancy will not give rise to enforcement
               and Authorizations                                   action. In addition there is a recourse carveout
                                                                    in the Guaranty for any loss, cost or damage due
                                                                    to unavailablity of a certificate of occupancy.
---------------------------------------------------------------------------------------------------------------------

               (xlii)                  All Citizens Loans           Seller did not perform full due diligence with
                                                                    respect to the compliance of all properties in
               Licenses, Permits                                    respect of these loans with applicable laws,
               and Authorizations                                   zoning ordinances and the like since all such
                                                                    compliance is the responsibility of the tenants
                                                                    of such properties, which tenants are investment
                                                                    grade.
---------------------------------------------------------------------------------------------------------------------

               (xlv)                   Rite Aid - La Plata          An assignment upon the exercise of any
                                                                    foreclosure remedy has been consented to by the
               Leasehold Interest                                   fee owner. Thereafter an assignment by the
               Only                                                 lender or a purchaser upon foreclosure is subject
                                                                    to reasonable consent. There are periodic
                                                                    increases in the Ground Rent

                                                                    A new lease is to be entered into if there is a
                                                                    termination as a result of an uncurable default
                                                                    or a rejection in bankruptcy, in addition the
                                                                    lender has the ability of suspending the fee
                                                                    owners termination notice in order for the lender
                                                                    to commence proceeding to foreclose the leasehold
                                                                    mortgage and curing the default.
---------------------------------------------------------------------------------------------------------------------

                                    Sch I-18

---------------------------------------------------------------------------------------------------------------------
               (xlviii)                All Citizens Loans           Partial defeasance on a property by property
                                                                    basis is allowed upon the provision of defeasance
               Defeasance                                           collateral equal to 100% of the allocated loan
                                                                    amount for the property being released.
---------------------------------------------------------------------------------------------------------------------

               (xlviii)                Certain Properties           The defeasance collateral can consist of, in
                                       including all Citizens       addition to what is listed in representation
               Defeasance              Loans                        (xlviii), non-callable instruments, which (a)
                                                                    will not cause the REMIC trust to fail to
                                                                    maintain its status as a "real estate mortgage
                                                                    investment conduit," (b) will not result in a
                                                                    ratings reduction, downgrade or withdrawal, (c)
                                                                    are then outstanding and (d) are then being
                                                                    generally accepted by the rating agencies without
                                                                    any reduction, downgrade or withdrawal of the
                                                                    applicable ratings.
---------------------------------------------------------------------------------------------------------------------

               (l)                     1701 East Lake               There is an open construction contract for
                                                                    roofing work for a total sum of $122,749, $90,400
               Mechanics' and                                       has been paid and partial lien waivers provided.
               Materialmen's Liens                                  The balance is outstanding and is to be paid once
                                                                    the work is complete. The title company has
                                                                    insured over any potential lien. The title
                                                                    company is holding 150% of the outstanding amount
                                                                    in escrow and the lender has the right to direct
                                                                    the title company to pay off any lien if a lien
                                                                    is ever filed and not discharged with 60 days of
                                                                    filing or 7 days of commencement of foreclosure
                                                                    of any such lien. Principal is recourse for loss
                                                                    costs or damages for failure to discharge any
                                                                    lien that may be filed.
---------------------------------------------------------------------------------------------------------------------

               (liv)                   Cold Storage Industrial      The mortgaged property is owned pursuant to a JV
                                                                    agreement between an affiliate of UBS and the
               No Ownership                                         borrower with the purpose being to acquire and
               Interest in Mortgagor                                own the mortgaged property.
---------------------------------------------------------------------------------------------------------------------

               (liv)                   Hy-Vee - 51st Street         The seller owns 90% of indirect interest in the
                                                                    borrower.
---------------------------------------------------------------------------------------------------------------------

                                    Sch I-19

---------------------------------------------------------------------------------------------------------------------
               No Ownership            Hy-Vee - Cedar Rapids
               Interest in Mortgagor
                                       Hy-Vee - Olathe

                                       Hy-Vee - Grand Avenue

                                       Hy-Vee - Columbus

                                       CVS Chester

                                       Walgreens Loganville

                                       Walgreens New Castle

                                       Walgreens Natchez
---------------------------------------------------------------------------------------------------------------------

               (liv)                   Walgreens Canton             The seller owns 100% of indirect interest in the
                                                                    borrower.
               No Ownership            Walgreens Parkville
               Interest in
               Mortgagor
---------------------------------------------------------------------------------------------------------------------

               (liv)                   All Citizens Loans           The seller owns a controlling interest in the
                                                                    parent entity of the borrowers.
               No Ownership
               Interest in
               Mortgagor

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                    UBS also indirectly owns
               (lv)                    CVS Vero Beach
                                                                    HVIACE-0001 ARC, LLC; HVIADE-0002 ARC, LLC;
               No Undisclosed          Hy-Vee - 51st Street         HVNECO-0004 ARC, LLC; HVKSOL-0005 ARC, LLC; ARC
               Common Ownership                                     Loganville GA Associates, LLC; ARC Natchez MS
                                       Hy-Vee - Cedar Rapids        Associates, LLC; CRE Canton Triple Net Holdings
                                                                    LLC; CRE Columbus Triple Net Holdings, LLC
                                       Hy-Vee - Olathe

                                       Hy-Vee - Grand Avenue

                                       Hy-Vee - Columbus
---------------------------------------------------------------------------------------------------------------------

                                    Sch I-20

---------------------------------------------------------------------------------------------------------------------
                                       CVS Chester

                                       Walgreens Loganville

                                       Walgreens New Castle

                                       Walgreens Parkville

                                       Walgreens Natchez
---------------------------------------------------------------------------------------------------------------------
                                                                    Gypsum Mill and Costanza Portfolio are under
               (lv)                    Gypsum Mill Mobile Home      common ownership.
                                       Park
               No Undisclosed
               Common Ownership
---------------------------------------------------------------------------------------------------------------------
                                                                    UBS also indirectly owns Walgreens Columbus
               (lv)                    Walgreens Canton

               No Undisclosed
               Common Ownership
---------------------------------------------------------------------------------------------------------------------
                                                                    All of the properties securing these loans are
               (lv)                    All Citizens Loans           under common ownership.

               No Undisclosed
               Common Ownership

---------------------------------------------------------------------------------------------------------------------

                                    Sch I-21

                                    EXHIBIT C

                                      NONE

                                       C-1

                                   EXHIBIT C-1

                  OPINION OF CADWALADER, WICKERSHAM & TAFT LLP

                                February 27, 2007

Addressees listed on Schedule A

Re:   LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage
      Pass-Through Certificates, Series 2007-C1

Ladies and Gentlemen:

We are rendering this opinion pursuant to the Mortgage Loan Purchase Agreement, dated as of February 15, 2007 (the "MLPA"), between UBS Real Estate Investments
Inc., as seller (the "Seller"), and Structured Asset Securities Corporation II,
as purchaser ("SASC").

We have acted as special counsel to the Seller in connection with the following transactions: (i) the sale by the Seller, and the purchase by SASC, of multifamily and commercial mortgage loans in the principal amount of approximately $1,100,746,488 (the "UBS Mortgage Loans"), pursuant to the MLPA;
(ii) the execution by the Seller of the UBS Indemnification Agreement, dated as of February 15, 2007 (the "Indemnification Agreement"), by and among the Seller,
SASC and the Underwriters (as defined below); and (iii) the acknowledgement by the Seller of certain sections of the Underwriting Agreement, dated as of
February 15, 2007 (the "Underwriting Agreement"), by and among SASC, Lehman
Brothers Inc. ("Lehman"), UBS Global Asset Management (US) Inc. ("UBS GAM") and
Wachovia Capital Markets, LLC ("Wachovia" and, together with UBS GAM and Lehman, the "Underwriters") and acknowledged with respect to certain sections by the
Seller, Wachovia Bank, National Association and Lehman Brothers Holdings Inc.

The MLPA, the Indemnification Agreement and the Underwriting Agreement are
collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the respective meanings set forth in the MLPA.

In rendering the opinions set forth below, we have examined and, as to factual matters relevant to the opinions set forth below, relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Agreements and such certificates, corporate and

public records, agreements, instruments and other documents, including, among other things, the documents and agreements delivered at the closing of the purchase and sale of the Certificates (the "Closing"), as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to the opinions expressed below that were not known to us, we have relied upon statements, certificates and representations of officers and other representatives of the Seller, SASC and the Underwriters, including those contained in the Agreements and other documents, certificates, agreements and opinions delivered at the Closing, and of public officials. In addition, with respect to the opinions referred to in paragraphs 4(c), 4(d) and 5 below, such opinions are based solely on the Seller Officer's Certificate referred to below, a review of the items, if any, identified as exceptions in the exhibits to such certificate, conversations with internal counsel for the Seller, and the actual knowledge of attorneys who conducted such review, had such conversations and/or customarily represent the Seller in real estate lending transactions, financing transactions, and/or transactions similar to those contemplated by the
Agreements. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinion, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the Seller and others in connection with the preparation and delivery of this letter.

In particular, we have examined and relied upon:

            the MLPA;

            the Underwriting Agreement;

            the Indemnification Agreement; and

            the officer's certificate of Seller, dated the date hereof (the
            "Seller Officer's Certificate").

References in this letter to "Applicable Laws" shall mean those laws, rules and regulations of the State of New York and of the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by the Agreements, as well as the General Corporation Law of the
State of Delaware with respect to the opinions referred to in paragraphs 1, 2,
4(a), 4(b)(i), 4(c) and 4(d) below. While we are not licensed to practice law in the State of Delaware, we have reviewed applicable provisions of the Delaware
General Corporation Law as we have deemed appropriate in connection with the opinions expressed herein. Except as described we have neither examined nor do we express any opinion with respect to Delaware law. References in this letter to the term "Governmental Authorities" means executive, legislative, judicial, administrative or regulatory bodies of the State of New York or the United

                                       -3-

States of America. References in this letter to the term "Governmental Approval"
means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to
Applicable Laws.

We have also assumed, except as to the Seller, that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties are validly existing and in good standing under the laws of their respective jurisdictions of organization, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and, except as to the Seller, that such documents, agreements and instruments are legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their respective terms. As used herein, "to our knowledge," "known to us" or words of similar import mean the actual knowledge, without independent investigation (except as expressly set forth herein), of any lawyer in our firm actively involved in the transactions contemplated by the Agreements.

We express no opinion concerning any law other than Applicable Law.

Based upon and subject to the foregoing, we are of the opinion that:

            1.    Each of the Agreements has been duly authorized, executed and delivered by the Seller.

            2.    The Seller is a corporation validly existing and in good
      standing under the laws of the State of Delaware, with corporate power and authority to enter into and perform its obligations under the Agreements.

            3.    Each of the MLPA and the Underwriting Agreement constitutes the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that (a) the enforcement of rights with respect to indemnification and contribution obligations and (b) provisions (i) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off or (ii) relating to submission to jurisdiction, venue or service of process, may be limited by applicable law or considerations of public policy.

            4.    None of the sale of the UBS Mortgage Loans, the consummation by the Seller of any of the other transactions contemplated by the
      Agreements to which it is a party or the execution, delivery and performance by the Seller of the terms of the Agreements to which it is a party, (a) will require any Governmental Approval to be obtained or made on the part of the Seller, the absence of which would have a material adverse effect on the Seller or the transactions contemplated by the
      Agreements, except those that may be required under state securities or blue sky laws, and except for such other approvals that have been obtained and, to our knowledge, are in full force and effect, (b) will conflict with, or result in a violation of, any provision of (i) either the
      Seller's certificate of incorporation or bylaws or (ii) any Applicable
      Laws applicable to

                                       -4-

      the Seller, (c) will, to our knowledge, breach, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument to which the Seller is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of the Seller pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of any
      Agreement to which it is a party or be reasonably likely to impair materially the ability of the Seller to perform under the terms of any
      Agreement to which it is a party or (d) will, to our knowledge, breach or result in a violation of, or default under, any material judgment, decree or order that is applicable to the Seller and is issued by any
      Governmental Authority having jurisdiction over the Seller or any of its properties.

            5.    To our actual knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against the
      Seller (a) asserting the invalidity of the Agreements to which it is a party, (b) seeking to prevent the consummation of any of the transactions provided for in the Agreements, or (c) that would materially and adversely affect (i) the ability of the Seller to perform its obligations under, or the validity or enforceability (with respect to the Seller) of, the
      Agreements to which it is a party or (ii) any rights with regard the
      Mortgaged Properties or the Mortgage Loans. For purposes of the opinion set forth in this paragraph, we have not regarded any legal or governmental actions, investigations or proceedings to be "threatened"
      unless the potential litigant or governmental authority has communicated in writing to the Seller a present intention to initiate such actions, investigations or proceedings against the Seller.

            We are furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. Without our prior written consent, this letter is not to be relied upon, used, circulated, quoted or otherwise referred to by, or assigned to, any other person (including any person that acquires any Certificates from you or that seeks to assert your rights in respect of this letter (other than your successor in interest by means of merger, consolidation, transfer of a business or other similar transaction)) or for any other purpose. In addition, we disclaim any obligation to update this letter for changes in fact or law, or otherwise.

                                         Very truly yours,

                                       -5-

                                   SCHEDULE A

Structured Asset Securities Corporation II   Standard & Poor's Rating Services
745 Seventh Avenue                           55 Water Street
New York, New York 10019                     New York, New York 10041

Lehman Brothers Inc.                         LaSalle Bank National Association
745 Seventh Avenue                           135 South LaSalle Street, Suite 1625
New York, New York 10019                     Chicago, Illinois 60603

UBS Global Asset Management (US) LLC         Fitch Inc.
1285 Avenue of the Americas                  One State Street Plaza, 31st Floor
New York, New York 10019                     New York, New York 10004

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288
Attn: LB-UBS Commercial Mortgage Trust 2007-C1

                                    Sch. A-1

                                    EXHIBIT D

                                      NONE

                                       D-1